January 29, 2018

For shareholders of:

Janus Henderson Global Allocation Portfolio – Moderate

Dear Contract Owner:

We wanted to inform you, as a shareholder of Janus Henderson Global Allocation Portfolio – Moderate, that Janus Capital Management LLC (the “Adviser”) recommended, and the Board of Trustees of your Portfolio approved, the Adviser’s Proposal to merge your Portfolio into Janus Henderson Balanced Portfolio (together with Janus Henderson Global Allocation Portfolio – Moderate, the “Portfolios”), effective on or about April 27, 2018. You are the owner of one or more variable life insurance contracts or variable annuity contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies (“Participating Insurance Companies”) that own shares of Janus Henderson Global Allocation Portfolio-Moderate. The Adviser’s recommendation to merge the two Portfolios was based largely on Janus Henderson seeking to streamline its asset allocation products within the variable insurance market in order to better position these products within that market, and create a more viable and scalable asset allocation investment option. This merger is subject to approval by shareholders of Janus Henderson Global Allocation Portfolio – Moderate. If the merger is approved and other closing conditions are satisfied or waived, you will receive the same class of shares of Janus Henderson Balanced Portfolio that you hold in Janus Henderson Global Allocation Portfolio – Moderate as of the merger date. These Portfolios have similar investment objectives, investment policies and principal investment strategies, and both seek exposure to a mix of equity and fixed-income securities. The principal difference between the Portfolios is that Janus Henderson Global Allocation Portfolio – Moderate implements its investment program by investing in other Janus Henderson mutual funds with approximately 40% of its net assets allocated to non-U.S. investments, whereas Janus Henderson Balanced Portfolio implements its investment program through direct investments in equity and fixed-income securities, typically with minimal non-U.S. exposure. The Janus Henderson Balanced Portfolio’s Prospectuses, as supplemented, are enclosed for your reference.

The Adviser believes the proposed merger offers a number of benefits to shareholders of Janus Henderson Global Allocation Portfolio – Moderate, including being shareholders of a portfolio with a dynamic approach to asset allocation that leverages Janus Henderson’s bottom-up, fundamental equity and fixed-income research, with greater asset size that creates greater opportunity to benefit from long-term economies of scale and lower total expenses. Each share class of Janus Henderson Balanced Portfolio is expected to have lower total expenses than the corresponding class of Janus Henderson Global Allocation – Moderate Portfolio. The merger is designed to qualify as a tax-free reorganization, so you should generally not realize a tax gain or loss as a direct result of the merger.

This Proposal to merge Janus Henderson Global Allocation Portfolio - Moderate into Janus Henderson Balanced Portfolio will be presented to shareholders at a special meeting of shareholders to be held on March 22, 2018 (the “Meeting”). Additional details about the proposed merger are described in the enclosed Q&A/Synopsis and proxy statement/prospectus, which you should read carefully.

Your Portfolio’s Board of Trustees believes the proposed merger is in the best interest of the Portfolio and unanimously recommends that shareholders vote FOR the Proposal.

Shares of each Portfolio are available in connection with investment in and payments under variable life insurance contracts and variable annuity contracts offered by separate accounts, or subaccounts thereof, of Participating Insurance Companies. Shares of the Portfolios may also be available to certain qualified retirement plans. Individual contract owners are not the actual “shareholders” of a Portfolio. Rather, the Participating

Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company may offer contract owners the opportunity to instruct it how to vote shares on the Proposal at the Meeting. As a contract owner of record at the close of business on the record date, you may have the right to instruct your Participating Insurance Company as to the manner in which shares attributable to your contract should be voted.

Please read the enclosed Proxy Statement/Prospectus carefully and submit your voting instructions to your Participating Insurance Company. If you have any questions about the Proposal, please call our proxy solicitor, Computershare Fund Services (“Computershare”), at 1-866-298-8476.

Thank you for your consideration of this important Proposal. We value your investment and look forward to our continued relationship.

Sincerely,

Bruce L. Koepfgen Chief Executive Officer and President Janus Aspen Series

JANUS ASPEN SERIES

Janus Henderson Global Allocation Portfolio – Moderate

151 Detroit Street

Denver, Colorado 80206

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that the Board of Trustees of Janus Aspen Series (the “Trust”) has called a Special Meeting of Shareholders of Janus Henderson Global Allocation Portfolio – Moderate (the “Target Portfolio”), a series of the Trust, to be held at the JW Marriott Denver Cherry Creek, 150 Clayton Lane, Denver, Colorado 80206, on March 22, 2018, at 10:00 a.m. Mountain Time (together with any adjournments or postponements thereof, the “Meeting”). At the Meeting, shareholders of the Target Portfolio will be asked to vote on the Proposal set forth below, and to transact such other business, if any, as may properly come before the Meeting.

Proposal:	Approve an Agreement and Plan of Reorganization (the “Plan”), which provides for the transfer of all or substantially all of the assets of the Target Portfolio to Janus Henderson Balanced Portfolio (the “Acquiring Portfolio”) in exchange for shares of beneficial interest of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio.

Shareholders of record of the Target Portfolio as of the close of business on January 19, 2018 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting on the Proposal. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting.

Shares of the Target Portfolio are available in connection with investment in and payments under variable life insurance contracts and variable annuity contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Target Portfolio may also be available to certain qualified retirement plans. Individual contract owners are not the actual “shareholders” of the Target Portfolio. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company may offer to contract owners at the close of business on the Record Date the opportunity to instruct it how to vote shares on the Proposal presented at the Meeting, including any adjournments or postponements of the Meeting.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more postponements or adjournments to permit further solicitation of proxies. If a quorum is not present, the chairperson of the Meeting may postpone, or propose, one or more postponements or adjournments to permit further solicitation of proxies.

You are urged to take advantage of the Internet or telephonic voting procedures described on the enclosed proxy card(s), or complete, sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

The Board of Trustees unanimously recommends that shareholders of the Target Portfolio vote FOR the Proposal.

By Order of the Board of Trustees,

Bruce L. Koepfgen
Chief Executive Officer and President
Janus Aspen Series

January 29, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SPECIAL MEETING OF SHAREHOLDER TO BE HELD ON MARCH 22, 2018:

The enclosed Proxy Statement/Prospectus is available free of charge at https://www.proxy-direct.com/jas-29546. The Target Portfolio’s most recent annual report and any more recent semiannual report are available free of charge at https://en-us.janushenderson.com/advisor/variable-insurance.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

PROXY STATEMENT/PROSPECTUS

January 29, 2018

Relating to the acquisition of the assets of

JANUS HENDERSON GLOBAL ALLOCATION PORTFOLIO – MODERATE,

by and in exchange for shares of beneficial interest of

JANUS HENDERSON BALANCED PORTFOLIO,

each a series of Janus Aspen Series

151 Detroit Street

Denver, Colorado 80206-4805

1-866-298-8476

INTRODUCTION

This proxy statement/prospectus (the “Proxy Statement/Prospectus”) is being furnished to shareholders of Janus Henderson Global Allocation – Moderate (the “Target Portfolio”), a series of Janus Aspen Series (the “Trust”), in connection with a special meeting of the shareholders of the Target Portfolio to be held at the JW Marriott Denver Cherry Creek, 150 Clayton Lane, Denver, Colorado 80206 on March 22, 2018 at 10:00 a.m. Mountain Time (together with any adjournments or postponements thereof, the “Meeting”). The Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) is soliciting proxies from shareholders of the Target Portfolio for the Meeting.

At the Meeting, shareholders will be asked to vote on the Proposal set forth below, and to transact such other business, if any, as may properly come before the Meeting.

Proposal:	Approve an Agreement and Plan of Reorganization, which provides for the transfer of all or substantially all of the assets of the Target Portfolio to Janus Henderson Balanced Portfolio (the “Acquiring Portfolio”) in exchange for shares of beneficial interest of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio.

We sometimes refer to the Target Portfolio and the Acquiring Portfolio as the “Portfolios.” The Agreement and Plan of Reorganization for this proposed transaction is sometimes referred to herein as the “Plan,” and the merger contemplated by the Plan sometimes is referred to herein as the “Merger.”

As a result of the proposed Merger, each shareholder of the Target Portfolio will receive a number of full and fractional shares of the Acquiring Portfolio equal in value to their holdings in the Target Portfolio as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the closing date of the Merger. The number of shares you will receive in the Merger will be determined by the relative net asset value (“NAV”) of each class of shares of the Target Portfolio and the corresponding class of shares of the Acquiring Portfolio. Janus Capital Management LLC (“Janus Capital” or the “Adviser”) is the investment adviser for both the Acquiring Portfolio and the Target Portfolio and will remain the investment adviser of the Acquiring Portfolio following the completion of the Merger. After the Merger is completed, the Target Portfolio will be liquidated. The closing of the Merger is contingent upon approval of the Plan by shareholders of the Target Portfolio. A form of the Plan is attached as Appendix A. If shareholders approve the Plan, the Merger is expected to occur on or about April 27, 2018, or as soon as practicable thereafter (the “Closing Date”).

This Proxy Statement/Prospectus, Notice of Special Meeting, and the proxy card(s) are first being mailed to shareholders of the Target Portfolio on or about January 29, 2018. Shareholders of record of the Target Portfolio as of the close of business on January 19, 2018 (the “Record Date”) are entitled to notice of and to vote at the Meeting.

Shares of the Target Portfolio are available in connection with investment in and payments under variable life insurance contracts and variable annuity contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies (“Participating Insurance Companies”). Shares of the Target Portfolio may also be available to certain qualified retirement plans. Individual contract owners are not the “shareholders” of the Target Portfolio. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company may offer to contract owners at the close of business on the Record Date the opportunity to instruct it how to vote shares on the Proposal presented at the Meeting including any adjournment or postponement of the Meeting.

The Board of Trustees unanimously recommends that Target Portfolio shareholders vote FOR the Proposal.

This Proxy Statement/Prospectus, which you should read carefully and retain for future reference, sets forth the information that you should know about the Target Portfolio, the Acquiring Portfolio, the proposed Merger, and the Proposal, before voting on the Proposal. The Portfolios have similar investment objectives, investment policies and principal investment strategies, and both seek exposure to a mix of equity and fixed-income securities. The principal difference between the Portfolios is that the Target Portfolio implements its investment program by investing in other Janus mutual funds with approximately 40% of its net assets allocated to non-U.S. investments, whereas the Acquiring Portfolio implements its investment program through direct investments in equity and fixed-income securities, typically with minimal non-U.S. exposure. The Board of Trustees has approved a Proposal to combine the assets and operations of the Portfolios. The Adviser believes that shareholders of the Target Portfolio may benefit by being shareholders of a portfolio with a dynamic approach to asset allocation that leverages Janus Capital’s bottom-up, fundamental equity and fixed-income research, with greater asset size that creates greater opportunity to benefit from long-term economies of scale and lower total expenses. Each share class of the Target Portfolio is expected to have lower total expenses in their corresponding share class of the Acquiring Portfolio after the Merger. The Proxy Statement/Prospectus serves as a prospectus of the Acquiring Portfolio in connection with the issuance of the Acquiring Portfolio common shares in the Merger. No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Shares of the Acquiring Portfolio have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

Incorporation by Reference

For more information about the investment objective, strategies, restrictions, and risks of the Portfolios, see:

•	Each Portfolio’s Prospectus for Service Shares and Institutional Shares filed in Post-Effective Amendment No. 81 to Janus Aspen Series’ registration statement on Form N-1A (File Nos. 811-07736 and 033-63212) (Accession No. 0001193125-17-148956), dated May 1, 2017, as supplemented;

•	Each Portfolio’s Statement of Additional Information for Service Shares and Institutional Shares, filed in Post-Effective Amendment No. 81 to Janus Aspen Series’ registration statement on Form N-1A (File Nos. 811-07736 and 033-63212) (Accession No. 0001193125-17-148956), dated May 1, 2017 as supplemented;

•	Each Portfolio’s Annual Report, filed on Form N-CSR (File No. 811-07736), for the fiscal year ended December 31, 2016 (Accession No. 0000906185-17-000003); and

•	Each Portfolio’s Semi-Annual Report, filed on Form N-CSRS (File No. 811-07736), for the semi-annual period ended June 30, 2017 (Accession No. 0000906185-17-000016).

The above documents have been filed with the SEC and are incorporated by reference herein as appropriate. The prospectus of each class of each Portfolio and its most recent shareholder report have previously been delivered to such Portfolio’s shareholders. In addition, the Acquiring Portfolio’s Prospectuses, as supplemented, are enclosed for your reference.

You can obtain free copies of any of the foregoing Portfolio documents by contacting your plan sponsor, broker-dealer, insurance company, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, without charge, at https://en-us.janushenderson.com/advisor/variable-insurance, or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206-4805.

A Statement of Additional Information dated January 29, 2018 relating to the Merger has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. You can obtain a free copy of that document by contacting your plan sponsor, broker-dealer, insurance company or financial intermediary or by contacting a Janus Henderson representative at 1-877-335-2687.

The shares of the Portfolios are not deposits or obligations of, or guaranteed or endorsed by, any financial institution or the U.S. Government, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involve risk, including the possible loss of the principal amount invested.

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and, in accordance therewith, files reports, proxy materials, and other information with the SEC. You may review and copy information about the Portfolios at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the SEC’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Portfolios from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.

The following chart outlines the impacted share classes and their respective ticker symbols:

Portfolio/Class	Ticker
Target Portfolio: Janus Henderson Global Allocation Portfolio – Moderate
Institutional Shares	JMAPX
Service Shares	N/A
Acquiring Portfolio: Janus Henderson Balanced Portfolio
Institutional Shares	JABLX
Service Shares	N/A

PROXY STATEMENT/PROSPECTUS

January  29, 2018

i

ii

Q&A / SYNOPSIS

The following synopsis is a brief overview of the Proposal to be voted on at the Meeting relating to the proposed Merger. The Proxy Statement/Prospectus contains more detailed information about the Proposal and proposed Merger, and we encourage you to read it in its entirety before voting. This synopsis qualified in its entirety by the remainder of this Proxy Statement/Prospectus. The description of the Plan is qualified by reference to the full text of the form of the Plan, which is attached as Appendix A to this Proxy Statement/Prospectus.

Q.	What is being proposed?

A.	The Board of Trustees of the Trust recommends that shareholders of Janus Henderson Global Allocation Portfolio – Moderate (the “Target Portfolio”), approve a Plan that authorizes the Merger of the Target Portfolio into Janus Henderson Balanced Portfolio (the “Acquiring Portfolio”). Each Portfolio is a series of the Trust and is managed by Janus Capital. You are receiving this Proxy Statement/Prospectus because, as a shareholder of the Target Portfolio, you have the right to vote on the Plan.

If approved by shareholders of the Target Portfolio, as of the close of regular trading on the NYSE on the Closing Date of the Merger, Target Portfolio shareholders will receive a number of full and fractional shares of the Acquiring Portfolio equal in value to their holdings in the Target Portfolio. Specifically, all or substantially all of the assets of the Target Portfolio will be transferred to the Acquiring Portfolio in exchange for shares of beneficial interest of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio. The shares of the Acquiring Portfolio received by the Target Portfolio will be distributed pro rata to Target Portfolio shareholders of record, determined as of the close of business on the Closing Date. After the Merger is completed, the Target Portfolio will be liquidated. The Merger is designed to qualify as a tax-free reorganization, so you should generally not realize a tax gain or loss as a direct result of the Merger.

Q.	Why am I am being asked to approve a merger of my Portfolio into Janus Henderson Balanced Portfolio?

A.	Janus Capital is seeking to streamline its asset allocation products within the variable insurance market in order to better position these products within that market and create a more viable and scalable asset allocation investment option. The Portfolios have similar investment objectives, investment policies and principal investment strategies, and both seek exposure to a mix of equity and fixed-income securities. The principal difference between the Portfolios is that the Target Portfolio implements its investment program by investing in other Janus Henderson mutual funds, with approximately 40% of its net assets allocated to non-U.S. investments, whereas the Acquiring Portfolio implements its investment program through direct investments in equity and fixed-income securities, with typically minimal non-U.S. exposure. Janus Capital believes the proposed Merger offers a number of benefits to shareholders of the Target Portfolio, including being shareholders of a portfolio with a dynamic approach to asset allocation that leverages Janus Capital’s bottom-up, fundamental equity and fixed-income research, with greater asset size that creates greater opportunity to benefit from long-term economies of scale and lower total expenses. Each share class of the Target Portfolio is expected to have lower total expenses in the corresponding share class of the Acquiring Portfolio after the Merger.

Q.	If the Merger occurs, how will the Acquiring Portfolio be managed?

A.	If the Merger is consummated, the following will occur:

•	The Target Portfolio will merge into the Acquiring Portfolio.

•	The Acquiring Portfolio will be managed by its current investment team at Janus Capital: Jeremiah Buckley, CFA, Executive Vice President and Co-Portfolio Manager of the Acquiring Portfolio; Marc Pinto, CFA, Executive Vice President and Co-Portfolio Manager of the Acquiring Portfolio; Mayur Saigal, Executive Vice President and Co-Portfolio Manager of the Acquiring Portfolio; and Darrell Watters, Executive Vice President and Co-Portfolio Manager of the Acquiring Portfolio.
•	The investment objective, policies and risks of the Acquiring Portfolio, which are similar to the investment objective, policies and risks of the Target Portfolio, will not change.
•	The Acquiring Portfolio will continue to have the S&P 500 Index as its primary benchmark index, with typically minimal non-U.S. exposure, and significantly less non-U.S. exposure than the Target Portfolio.
•	The Target Portfolio shareholders will no longer hold an investment in a “fund of funds,” and the Acquiring Portfolio will continue to implement its investment program through direct investments in equity and fixed-income securities.
•	The Acquiring Portfolio will retain its current fee and expense structure, including an investment advisory fee at an annual rate of 0.55% of the Portfolio’s average daily net assets, calculated daily and paid monthly, which is higher than Target Portfolio’s annual investment advisory fee rate of 0.05%; however, the total expense ratio of each share class of the Acquiring Portfolio after the Merger is expected to be less than the expense ratio of the corresponding share class of the Target Portfolio if the Merger did not occur.

Q.	What is the recommendation of the Board of Trustees on the Merger?

A.	At a meeting held on December 7, 2017, the Board of Trustees of the Trust (the “Board of Trustees,” “Board” or “Trustees”) determined that the Merger is in the best interests of the Portfolios. In reaching this determination, the Trustees reviewed and analyzed various factors it deemed relevant, including the following factors, among others:

•	The Portfolios have similar investment objectives, investment policies and principal strategies and both seek exposure to a mix of equity and fixed income securities;
•	The Merger will allow shareholders to continue their investment with a dynamic approach to asset allocation that leverages Janus Capital’s bottom-up, fundamental equity and fixed-income research similar to the existing strategy of the Target Portfolio, but through investment in individual securities rather than a “fund-of-funds” strategy;
•	The significantly larger asset base of the Acquiring Portfolio, which creates the opportunity to benefit from long-term economies of scale, lower aggregate management fees and lower total expenses;
•	The comparative expense structure of the two Portfolios, taking into account the direct and indirect expenses of the Target Portfolio in light of its fund-of-funds strategy;
•	The historical performance record of the Acquiring Portfolio, on an absolute basis and relative to the Target Portfolio;
•	The Merger, for each Portfolio and its shareholders, is expected to be tax-free in nature;
•	The Acquiring Portfolio may not be able to utilize certain tax loss carry forwards that would otherwise be available;
•	The costs of the Merger, other than costs incurred to reposition the Target Portfolio in connection with the Merger, will be borne by the Adviser and repositioning costs, if any, are not expected to be material in light of the “fund-of-funds” structure of the Target Portfolio and small asset size of the Target Portfolio relative to the Acquiring Portfolio;
•	The terms of the Merger and whether the Merger would dilute the interests of the shareholders of the Portfolios;
•	The alternatives to the Merger, including the liquidation of the Target Portfolio; and

•	The benefits of the Merger to the Adviser, including, among other things, the greater operational efficiencies to be achieved by managing a single mutual fund, rather than separate funds with separate investment strategies.

The Board of Trustees unanimously recommends that shareholders of Janus Henderson Global Allocation Portfolio - Moderate Portfolio vote FOR the Plan.

Q.	Will I own the same number of shares of the Acquiring Portfolio as I currently own of the Target Portfolio?

A.	No. You will receive the same class of shares of the Acquiring Portfolio with equivalent dollar value as the class of shares of Target Portfolio you own as of the time the Merger closes. However, the number of shares you receive will depend on the relative NAVs of the shares of the Target Portfolio and the corresponding class of shares of the Acquiring Portfolio as of the close of trading on the New York Stock Exchange (“NYSE”) on the business day of the closing of the Merger.

Q.	How do the Portfolios’ investment objective and principal investment strategies compare?

A.	The following summarizes the primary similarities and differences in the Portfolios’ investment objective and principal investment strategies.

Similarities:

Investment Objective: Target Portfolio seeks total return through growth of capital and income. Acquiring Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Principal Investment Strategies:

•	Both Portfolios seek exposure to equity securities and fixed-income securities with similar allocations to each.
•	Both Portfolios seek exposure to foreign securities, which may include investments in emerging markets.

Diversification: Each Portfolio is classified as “diversified” under the 1940 Act, meaning that each Portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer.

Differences:

Investment Personnel: Each Portfolio has a different investment team. Acquiring Portfolio’s investment personnel will continue to manage the Acquiring Portfolio after the Merger.

Principal Investment Strategies: The Target Portfolio, as a “fund of funds,” seeks to achieve its investment objective by investing in other Janus Henderson mutual funds that represent a variety of asset classes and investment styles and provide exposure to issuers that are economically tied to countries through the world. The Acquiring Portfolio invests directly in equity and fixed-income securities with typically minimal and significantly less non-U.S. exposure than that of Target Portfolio. Target Portfolio normally has approximately 40% of its net assets allocated to non-U.S. investments and may have significant exposure to emerging markets. As of December 31, 2017, the Acquiring Portfolio has approximately 3.31% of its net assets allocated to non-US investments. Additionally, Target Portfolio in part invests in underlying funds that seek returns uncorrelated with the returns of stocks and bonds by providing exposure to alternative investments and alternative investment strategies, whereas Acquiring Portfolio does not have an allocation to alternative investments or alternative investment strategies as part of its principal investment strategy. Acquiring Portfolio may have a heavier weighting in “junk bonds” than Target Portfolio given Acquiring Portfolio’s ability to invest up to 35% of its net assets in junk bonds. As a result, the Acquiring Portfolio may have more risk than the Target Portfolio.

Benchmark: Target Portfolio’s primary benchmark is the MSCI All Country World IndexSM, which is composed of stocks of companies located throughout the world. Acquiring Portfolio’s benchmark is the S&P 500® Index, which is composed of U.S. companies and is designed to measure broad U.S. equity performance.

Further information comparing the Portfolios’ investment objectives, strategies, restrictions, and risks is included below under “Summary of the Portfolios” and in Appendix B. In addition, the Acquiring Portfolio’s Prospectuses, as supplemented, are enclosed for your reference.

Q.	How do the Portfolios compare in size?

A.	As of December 31, 2017, Target Portfolio’s net assets were approximately $7,532,018 and Acquiring Portfolio’s net assets were approximately $3,316,823,414. If the Merger were completed as of December 31, 2017, the combined net assets of the Acquiring Portfolio would be $3,324,355,432. The asset size of each Portfolio fluctuates on a daily basis and the asset size of the Acquiring Portfolio after the Merger may be larger or smaller than the combined assets of the Portfolios as of December 31, 2017. More current total net asset information is available at https://en-us.janushenderson.com/advisor/variable-insurance.

Q.	How do the fee and expense structures of the Portfolios compare?

A.	Each Portfolio is subject to a similar fee and expense structure with payment of an annual investment advisory fee to the Adviser, out-of-pocket administration expenses to the Adviser, transfer agency fees and/or out-of-pocket expenses to Janus Services, and distribution fees paid by Service Shares to Janus Distributors. The primary differences in fee and expense structure between the Portfolios are the annual rate of the investment advisory fee and the acquired fund fees and expenses that Target Portfolio incurs indirectly as a result of investing in shares of underlying funds.

Acquiring Portfolio pays the Adviser an investment advisory fee at an annual rate of 0.55% of the Portfolio’s average daily net assets, calculated daily and paid monthly. Target Portfolio pays an investment advisory fee at an annual rate of 0.05% of the Portfolio’s average daily net assets, calculated daily and paid monthly; it also bears the indirect expense of the underlying funds in which it invests. The total expense ratio of each share class of the Acquiring Portfolio after the Merger is expected to be less than the total gross and net expense ratio of the corresponding share class of the Target Portfolio if the Merger did not occur because Acquiring Portfolio has a larger asset base over which fixed expenses may be spread and implements its investment program through direct investments in equity and fixed-income securities rather than through investments in other Janus Henderson mutual funds.

Pro forma fee, expense, and financial information is included in this Proxy Statement/Prospectus. Acquiring Portfolio will retain its fee and expense structure following the Merger.

Q.	Will the Merger result in higher investment advisory fees for Target Portfolio shareholders?

A.

As noted above, Acquiring Portfolio will retain the same investment advisory fee schedule after the Merger, which is an annual rate of 0.55% of average daily net assets. The Target Portfolio pays a direct investment advisory fee at the annual rate of 0.05% of average daily net assets. The Target Portfolio’s lower advisory fee rate is a result of that Portfolio’s implementation of its investment strategy through investment in other

Janus Henderson mutual funds. As an investor in other Janus Henderson mutual funds, the Target Portfolio bears the fees and expenses, including investment advisory fees, of the underlying funds in which it invests. For the semi-annual ended June 30, 2017, these indirect expenses amount to, after fee waivers, 0.76% of the average daily net assets Target Portfolio’s Service Shares and Institutional Shares.

Q.	Will the Merger result in higher total operating expenses?

A.	No. The total expense ratio of each share class of Acquiring Portfolio after the Merger is completed is expected to be less than the total gross and net expense ratio paid by the corresponding share class of Target Portfolio’s shareholders if the Merger did not occur. Based on June 30, 2017 assets (and assuming the Merger occurred on June 30, 2017), each class of Target Portfolio is expected to experience a decrease in Total Annual Fund Operating Expenses. Additional pro forma fee, expense, and financial information is included in this Proxy Statement/Prospectus.

Q.	What are the U.S. federal income tax consequences of the Merger?

A.	The Merger is expected to qualify as a reorganization for U.S. federal income tax purposes (under section 368(a) of the Internal Revenue Code of 1986, as amended) (the “Code”) and will not take place unless special counsel provides an opinion to that effect. Assuming the Merger so qualifies, shareholders should not recognize any capital gain or loss as a direct result of the Merger. You may receive a regular taxable distribution towards the end of the calendar year. In addition, prior to the Closing Date you may receive an additional taxable distribution of ordinary income or capital gains that Target Portfolio has accumulated as of the date of the distribution. Because shares of each Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by a Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan.

As always, if you choose to redeem or exchange your shares (whether before or after the Merger), you may realize a taxable gain or loss depending on the performance of such shares since you acquired them. Shareholders should consult a tax adviser with respect to the tax consequences of the Merger and any exchange or redemption.

Q.	Will my cost basis for U.S. federal income tax purposes change as a result of the Merger?

A.	Your total cost basis for U.S. federal income tax purposes is not expected to change as a result of the Merger. However, since the number of shares you hold after the Merger is expected to be different than the number of shares you held prior to the Merger, your average cost basis per share may change.

Q.	Will the shareholder service providers to my Portfolio change?

A.	No. The current service providers to the Portfolios will continue to provide the same services to the Acquiring Portfolio following the Merger.

Janus Capital currently serves as investment adviser to both Portfolios and will continue as the investment adviser to Acquiring Portfolio following the Merger. The administrator, custodian, transfer agent, auditor, and distributor are the same for the Portfolios and will not change as a result of the Merger. Accordingly, the Portfolios will continue to receive the same level of services with no increase in related fees.

Q.	Will there be any sales load, commission or other transactional fee in connection with the Merger?

A.	No. There will be no sales load, commission or other transactional fee in connection with the Merger. The full and fractional value of shares of Target Portfolio will be exchanged for full and fractional corresponding shares of Acquiring Portfolio having equal value, without any sales load, commission or other transactional fee being imposed.

Q.	Can I still add to my existing Target Portfolio account until the Merger?

A.	Yes. Current Target Portfolio shareholders may continue to make additional investments until the Closing Date (anticipated to be on or about April 27, 2018), unless the Board of Trustees determines to limit future investments to ensure a smooth transition of shareholder accounts or for any other reason. If the Merger is approved and other closing conditions are satisfied or waived, an account in Acquiring Portfolio will be set up in your name, and you will receive shares of the corresponding class of shares of Acquiring Portfolio. You will receive confirmation of this transaction following the completion of the Merger.

Q.	Will either Portfolio pay fees or expenses associated with the Merger?

A.	No. Janus Henderson will pay the direct fees and expenses associated with the Merger, including preparation of the Proxy Statement/Prospectus, printing and mailing costs, solicitation costs, and legal and auditor fees, which are estimated to be approximately $50,000. However, the Portfolios will bear any brokerage commissions, transaction costs and similar expenses in connection with any purchases or sales of securities related to portfolio repositioning in connection with the Merger, which are expected to be minimal. Because the Target Portfolio is a mutual fund that invests in Janus Henderson stock and bond mutual funds, money market instruments, and alternative investment strategies (the “underlying funds”), it is considered a “fund of funds.” The term “fund of funds” is used to describe a mutual fund that pursues its investment objective by investing primarily in other mutual funds, rather than in individual stocks, bonds, or alternative investments. The Acquiring Portfolio invests directly in individual stocks, bonds, and alternative investments. Accordingly, it is anticipated that substantially all, or nearly 100%, of the Target Fund’s assets – comprised of open-ended mutual funds – will be repositioned in accordance with the Reorganization.

Q.	If shareholders approve the Merger, when will the Merger take place?

A.	If Target Portfolio shareholders approve the Merger and other conditions are satisfied or waived, the Merger is expected to occur on or about April 27, 2018, or as soon as reasonably practicable after shareholder approval is obtained. After completion of the Merger, your financial intermediary, insurance company, or plan sponsor is responsible for sending you a confirmation statement reflecting your new Portfolio account number and number of shares owned.

Q.	What happens if the Merger is not completed?

A.	If the Merger is not approved by shareholders or other conditions are not satisfied or waived, any shares you hold in Target Portfolio would continue to remain as shares of Target Portfolio. Each Portfolio would continue to operate separately, and the Board of Trustees will take such action as it deems to be in the best interests of the Target Portfolio, including continuing to operate the Target Portfolio as a standalone fund, liquidating the Target Portfolio, or such other options the Board of Trustees may consider.

Q.	How many votes am I entitled to cast?

A.	You are entitled to one vote for each whole dollar value and a proportionate fractional vote for each fractional dollar value of the NAV of Target Portfolio shares held in your name on the Record Date. Shareholders of record of Target Portfolio at the close of business on the Record Date will receive notice of and be asked to vote on the Plan.

Miscellaneous Matters

Q.	Who is eligible to vote?

A.

Shareholders who owned shares of the Target Portfolio at the close of business on January 19, 2018 (the “Record Date”) will be entitled to be present and vote at the Meeting. Those shareholders are entitled to one vote for each whole dollar (and a proportionate fractional vote for each fractional dollar) of net asset value owned on all matters presented at the Meeting.

Shares of the Target Portfolio are available in connection with investment in and payments under variable life insurance contracts and variable annuity contracts offered by the separate accounts, or subaccounts thereof, of Participating Insurance Companies. Shares of the Target Portfolio may also be available to certain qualified retirement plans. Individual contract owners are not the “shareholders” of the Target Portfolio. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company may offer to contract owners the opportunity to instruct it how to vote shares on the Proposal. Each contract owner of record at the close of business on the Record Date may have the right to instruct a Participating Insurance Company as to the manner in which shares attributable to their contract should be voted

Q.	What is the required vote to approve the Proposals?

A.	Approval of the Plan requires the affirmative vote of a “majority of the outstanding voting securities” as defined under the 1940 Act (such a majority referred to herein as a “1940 Act Majority”), of the Target Portfolio. A 1940 Act Majority means the lesser of the vote of (i) 67% or more of the shares of the Target Portfolio entitled to vote thereon present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Target Portfolio entitled to vote thereon.

A quorum of Target Portfolio’s shareholders is required to take action at the Meeting. The presence in person or by proxy of the holders of record of one-third of the Target Portfolio’s shares outstanding and entitled to vote at the Meeting constitutes a quorum.

Q.	How can I vote my shares?

A.	You can vote or provide instructions in any one of four ways:

•	By Internet through the website listed in the proxy voting instructions;
•	By telephone by calling the toll-free number listed on your proxy card(s) and following the recorded instructions;
•	By mail, by sending the enclosed proxy card(s) (signed and dated) in the enclosed envelope; or
•	In person at the Meeting on March 22, 2018.

Whichever method you choose, please take the time to read the full text of this Proxy Statement/Prospectus before you vote.

It is important that Target Portfolio shareholders respond to ensure that there is a quorum for the Meeting. If we do not receive your response within a few weeks, you may be contacted by Computershare Fund Services (“Computershare”), the proxy solicitor engaged by Janus Capital, who will remind you to vote your shares and help you return your proxy. If a quorum is not present or sufficient votes to approve the Proposal are not received by the date of the Meeting, the chairperson of the Meeting may adjourn the Meeting to a later date so that we can continue to seek additional votes.

Each Participating Insurance Company may offer to contract owners the opportunity to instruct it how to vote Target Portfolio shares on the Proposal presented at the Meeting. Each contract owner of record at the close of business on the Record Date may have the right to instruct a Participating Insurance Company as to the manner in which Target Portfolio shares attributable to their contract should be voted. Your insurance company may request that you provide it with voting instructions for your beneficially held shares in any such separate account. If you do not provide voting instructions to your insurance company, it may vote all of your beneficially held shares in that separate account in the same proportions as the voting actually received from other variable contract holders for that separate account.

Q.	If I vote my proxy now as requested, can I change my vote later?

A.	Yes. You may revoke your proxy vote at any time before it is voted at the Meeting by (1) delivering a written revocation to the Secretary of the Target Portfolio; (2) submitting a subsequently executed proxy vote; or (3) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card or vote by telephone or the internet. This will help us to ensure that an adequate number of shares are present at the Meeting for consideration of the Proposal. Target Portfolio shareholders should send notices of revocation to Janus Aspen Series at 151 Detroit Street, Denver, Colorado 80206-4805, Attn: Secretary.

Q.	Whom should I call for additional information about this Proxy Statement/Prospectus?

A.	Please call Computershare, the proxy solicitor engaged by Janus Capital, at 1-866-298-8476.

PROPOSAL – THE MERGER OF JANUS HENDERSON GLOBAL ALLOCATION PORTFOLIO – MODERATE INTO JANUS HENDERSON BALANCED PORTFOLIO

SUMMARY

This section provides a summary of certain information with respect to the Merger, the Target Portfolio, and the Acquiring Portfolio, including but not limited to comparative information regarding each Portfolio’s investment objective, fees and expenses, principal investment strategies and risks, historical performance, and other information. Please note that this is only a brief discussion and is qualified in its entirety by reference to the complete information contained herein, including the Portfolios’ prospectuses which are incorporated by reference. In addition, the Acquiring Portfolio’s Prospectuses, as supplemented, are enclosed for your reference.

There is no assurance that a Portfolio will achieve its stated objective. Each Portfolio is designed for long-term investors seeking growth of capital and income.

Comparison of Management Fees

The Acquiring Portfolio pays the Adviser an investment advisory fee at an annual rate of 0.55% of the Acquiring Portfolio’s average daily net assets, calculated daily and paid monthly. After the Merger, the Acquiring Portfolio will continue to pay this same fee rate to the Adviser.

The Target Portfolio pays an investment advisory fee to the Adviser at an annual rate of 0.05% of the Target Portfolio’s average daily net assets, calculated daily and paid monthly.

The Target Portfolio’s lower investment advisory fee rate compared to the Acquiring Portfolio is a result of the Target Portfolio’s implementation of its investment strategy through investment in other Janus Henderson mutual funds. As an investor in other Janus Henderson mutual funds, Target Portfolio shareholders also indirectly pay the fees and expenses, including investment advisory fees, of the underlying funds in which the Target Portfolio invests (referred to as “acquired fund fees and expenses”). For the semi-annual period ended June 30, 2017, these indirect expenses amount to, after fee waivers, 0.76% and 0.76% of the Target Portfolio’s Service Shares and Institutional Shares, respectively, average daily net assets.

Current and Pro Forma Fees and Expenses

The following tables compare the fees and expenses you may bear directly or indirectly as an investor in the Target Portfolio or Acquiring Portfolio versus the projected (“pro forma”) estimated fees and expenses of the Acquiring Portfolio, assuming consummation of the Merger as of June 30, 2017. Fees and expenses shown for the Target Portfolio and the Acquiring Portfolio were determined based on each Portfolio’s average daily net assets for the semi-annual period ended June 30, 2017. Total net assets as of June 30, 2017 were $6,677,988 for the Target Portfolio, $2,959,429,569 for the Acquiring Portfolio and $2,966,107,557 for the Acquiring Portfolio on a pro forma basis assuming the Merger closed as of June 30, 2017.

The pro forma fees and expenses are estimated in good faith and are hypothetical, and do not reflect any change in expense ratios resulting from a change in assets under management since June 30, 2017. Owners of variable insurance contracts that invest in the shares of the Portfolios should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following tables do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.

More current total net asset information is available for the Portfolios at https://en-us.janushenderson.com/advisor/variable-insurance. It is important for you to know that a decline in a Portfolio’s average daily net assets during the current fiscal year and after the Merger, as a result of market volatility or other factors, could cause the Portfolio’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Portfolios.

Annual Fund Operating Expenses

Annual Fund Operating Expenses are paid out of a Portfolio’s assets and include fees for portfolio management, administration and administrative services, including recordkeeping, accounting or sub-accounting, and other shareholder services. You do not pay these fees directly, but as the examples in the tables below show, these costs are borne indirectly by all shareholders.

All Portfolio expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Annual Fund Operating Expenses shown in the table below represent annualized expenses for the Target Portfolio and the Acquiring Portfolio, as well as those estimated for the Acquiring Portfolio on a pro forma basis, assuming consummation of the Merger, for the semi-annual period ended June 30, 2017.

Expense Limitations

Total Annual Fund Operating Expenses After Fee Waiver shown in the table below reflect an expense limit currently in effect for the Target Portfolio and agreed to by the Adviser. The Adviser has not implemented an expense waiver for the Acquiring Portfolio.

Pursuant to a contract currently in effect until at least May 1, 2019, the Adviser has agreed to waive its investment advisory fee and/or reimburse fund expenses to the extent that the Target Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees, administrative services fees payable pursuant to the Target Portfolio’s transfer agency agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate of 0.14% of the average daily net assets for the Target Portfolio. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitation noted. The contractual waiver may be extended based on these, or similar, terms upon approval by the Trustees.

While the Acquiring Portfolio does not have a similar expense limit, Target Portfolio shareholders will benefit from a reduced share of fixed expenses since such expenses will be spread across the larger asset base of the Acquiring Portfolio. Additionally, after the Merger, the Target Portfolio shareholders will no longer be subject to the significant indirect expense of underlying fund fees as a result of holding shares in a “fund of funds.”

Changes to expenses and asset levels of the Target Portfolio or the Acquiring Portfolio between the date of this Proxy Statement/Prospectus and the anticipated Closing Date for the Merger could impact the net expenses shown below that will be paid by the Acquiring Portfolio.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Service Shares	Target Portfolio	Acquiring Portfolio	Balanced Portfolio Pro Forma
Management Fees	0.05%	0.55%	0.55%
Distribution/Service (Rule 12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	1.26%	0.08%	0.08%
Acquired Fund Fees and Expenses(1)	0.76%	0.00%	0.00%
Total Annual Fund Operating Expenses(2)	2.32%	0.88%	0.88%
Fee Waiver(2)	(1.11)%	-	-
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.21%	0.88%	0.88%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares	Target Portfolio	Acquiring Portfolio	Balanced Portfolio Pro Forma
Management Fees	0.05%	0.55%	0.55%
Distribution/Service (Rule 12b-1) Fees	N/A	N/A	N/A
Other Expenses	1.28%	0.08%	0.08%
Acquired Fund Fees and Expenses(1)	0.76%	0.00%	0.00%
Total Annual Fund Operating Expenses(2)	2.09%	0.63%	0.63%
Fee Waiver(2)	(1.14)%	-	-
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.95%	0.63%	0.63%

EXAMPLES

The following Examples are based on expenses without waivers. These Examples are intended to help you compare the cost of investing in the Target Portfolio, the Acquiring Portfolio, and the Acquiring Portfolio after the Merger with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated and reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The Examples also assume that your investment has a 5% return each year and that the Portfolios’ operating expenses (without waivers) remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Service Shares
Target Portfolio	235	724	1,240	2,656
Acquiring Portfolio	90	281	488	1,084
Balanced Portfolio (pro forma assuming consummation of the Merger)	90	281	488	1,084
Institutional Shares
Target Portfolio	212	655	1,124	2,421
Acquiring Portfolio	64	202	351	786
Balanced Portfolio (pro forma assuming consummation of the Merger)	64	202	351	786

(1)	Acquired Fund Fees and Expenses are based on the indirect net expenses associated with a Portfolio’s investments in other investment companies. These estimates are based on the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from U.S. investment companies. Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Target Portfolio’s financial highlights because the financial statements include only the Target Portfolio’s direct operating expenses and do not include Acquired Fund Fees and Expenses. Such amounts are less than 0.01% of the Acquiring Portfolio assuming consummation of the Merger on June 30, 2017.
(2)	For the Target Portfolio, Total Annual Fund Operating Expenses reflects fees waived pursuant to an expense limitation agreement between the Target Portfolio and the Adviser, as described under “Expense Limitations” in this Proxy Statement/Prospectus.

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Examples, affect each Portfolio’s performance. During the most recent fiscal year, the Target Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio and the Acquiring Portfolio’s portfolio turnover rate was 80% of the average value of its portfolio.

Investment Objective

The Target Portfolio seeks total return through growth of capital and income. The Acquiring Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Principal Investment Strategies

The Portfolios have similar investment objectives, investment policies and principal investment strategies, and both seek exposure to a mix of equity and fixed-income securities. The principal difference between the Portfolios is that the Target Portfolio implements its investment program by investing in other Janus Henderson mutual funds, with approximately 40% of its net assets allocated to non-U.S. investments, whereas the Acquiring Portfolio implements its investment program through direct investments in equity and fixed-income securities, typically with minimal non-U.S. exposure. The Board of Trustees has approved a Proposal to combine the assets and operations of the Portfolios.

The following is intended to show the primary similarities and differences between the Portfolios’ principal investment strategies. The Acquiring Portfolio will continue to have the same investment strategies shown below following the Merger. This information is qualified in its entirety by the prospectuses of each Portfolio, which are incorporated by reference.

Target Portfolio	Acquiring Portfolio

General Strategy and Geographic Distribution

The Portfolio seeks to achieve its investment objective by investing in other Janus Henderson mutual funds (“underlying funds”) that represent a variety of asset classes and investment styles and provide exposure to issuers that are economically tied to countries throughout the world.

Because it invests in other funds, the Portfolio is considered a “fund of funds.”

The Portfolio is not a “fund of funds”; the Portfolio pursues its investment strategy by making direct investments in non-investment company securities.

The Portfolio invests in a diversified portfolio of underlying funds, resulting in an allocation of the Portfolio’s investments that normally provides exposure of approximately 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. The target allocation and the allocation of the Portfolio’s assets among underlying funds are based on quantitative and qualitative analysis.

The Portfolio will normally allocate approximately 55% of its investments to underlying funds that provide varying exposure to common stocks of U.S.-based companies of varying market capitalizations and international companies (including those with exposure to emerging markets), approximately 35% of its investments to underlying bond funds and money market instruments, and approximately 10% of its investments to underlying funds that seek returns uncorrelated with the returns of stocks and bonds by providing exposure to alternative investments and alternative investment strategies.

The Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. The Portfolio’s fixed income investments may reflect a broad range of credit qualities and may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage related products, and short-term securities.

Through its investments in underlying funds, the Portfolio invests in issuers from several different countries. As a result, the Portfolio normally will have approximately 40% of its net assets allocated to non U.S. investments. The Portfolio may also have significant exposure to emerging markets.

The Portfolio may invest in foreign securities, which may include investments in emerging markets.

No specifically stated comparable principal investment strategy, though the Portfolio may have exposure to high yield/high-risk bonds, also known as “junk” bonds, though its investments in underlying funds.

The Portfolio may invest up to 35% of its net assets in high yield/high-risk bonds, also known as “junk” bonds.

Target Portfolio	Acquiring Portfolio
Investment Approach

The Portfolio’s asset allocation is intended to diversify investments throughout the world among equity investments, fixed-income securities, cash equivalents, and alternative investments. The portfolio managers determine the overall composition of the Portfolio, oversee the investment process, and are responsible for the day-to-day management of the Portfolio. The portfolio managers continually monitor asset class allocations and rebalance the Portfolio’s investments in the underlying funds as needed. The portfolio managers also regularly review the allocation of Portfolio assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations.

In choosing investments for the Portfolio, the portfolio managers apply a “bottom up” approach with two portfolio managers focusing on the equity portion of the Portfolio and the other portfolio managers focusing on the fixed-income portion of the Portfolio. With respect to corporate issuers, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. The portfolio managers may also consider economic factors, such as the effect of interest rates on certain of the Portfolio’s fixed-income investments. The portfolio managers share day-to-day responsibility for the Portfolio’s investments.

Other Investment Policies

When market conditions dictate a more defensive strategy, the Portfolio or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Portfolio may take positions that are inconsistent with its investment policies. As a result, the Portfolio may not achieve its investment objective.

No specifically stated comparable principal investment policy.
No specifically stated comparable principal investment policy, though the Portfolio may have exposure to derivatives through its investments in underlying funds, and the Portfolio will normally allocate approximately 10% of its investments to underlying funds that seek returns uncorrelated with the returns of stocks and bonds by providing exposure to alternative investments and alternative investment strategies.

The Portfolio may invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices.

The Portfolio may use forward currency contracts to offset risks associated with an investment, currency exposure, or market conditions.

No specifically stated comparable principal investment policy, though the underlying funds in which the Portfolio invests may lend their portfolio securities.	The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.
Benchmarks
Primary MSCI All Country World IndexSM	Primary S&P 500© Index
Secondary Global Moderate Allocation Index – MSCI All Country World Index (60%) and Bloomberg Barclay Global Aggregate Bond Index (40%)	Secondary Bloomberg Barclays U.S. Aggregate Bond Index Balanced Index - S&P 500 Index (55%) and Bloomberg Barclays U.S. Aggregate Bond Index (45%)
Morningstar Category
World Allocation	Allocation

For additional information on the Portfolios’ principal investment strategies and related risks, please refer to the “Additional Information About the Portfolios” section of this Proxy Statement/Prospectus and in Appendix B.

Principal Investment Risks

A Portfolio’s returns and yields will vary, and you could lose money. Each Portfolio is designed for long-term investors seeking growth of capital and income. Each Portfolio balances its portfolio among exposures to equities and fixed-income securities, and also may incorporate exposure to derivatives or alternative investments and strategies. Common stock and alternative investment exposure in particular tend to be more volatile than many other investment choices. The following is a summary of the principal risks associated with an investment in each Portfolio. Because the Portfolios have similar investment objectives, principal investment strategies and policies, the principal risks are also similar for each Portfolio. Differences in risks between the Portfolios are noted below. Additional information about these risks is included below and described in greater detail later in this Proxy Statement/Prospectus under “Additional Information About the Portfolios—Additional Risks of the Portfolios.” As with any security, an investment in either Portfolio involves certain risks, including loss of principal. The fact that a particular risk is not identified does not mean that a Portfolio, as part of its overall investment strategy, does not invest or is precluded from investing in securities that give rise to that risk. This information is qualified in its entirety by the prospectuses of each Portfolio, which are incorporated by reference.

Principal Risks Associated with the Target Portfolio

Allocation Risk. The Target Portfolio’s ability to achieve its investment objective depends largely upon the portfolio managers’ allocation of assets among the underlying funds and other securities, using the optimization process (a process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds) and the judgment of the portfolio managers. You could lose money on your investment in the Target Portfolio as a result of these allocations. The Target Portfolio will typically invest in a number of different underlying funds; however, to the extent that the Target Portfolio invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund focuses.

Affiliated Fund Risk. The Adviser has the authority to select and substitute underlying affiliated mutual funds. The fees paid to the Adviser by some Janus Henderson mutual funds are generally higher than the fees paid to the Adviser by the Target Portfolio or by other funds and share classes available for investment by the Target Portfolio. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds and share classes for investment. The Adviser, however, is a fiduciary to the Target Portfolio and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

Principal Risks Associated with the Acquiring Portfolio and the Target Portfolio’s Underlying Funds and Securities

Market Risk. The value of the Acquiring Portfolio’s and the portfolio of an underlying fund of the Target Portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the Acquiring Portfolio’s or underlying fund’s portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Acquiring Portfolio’s holdings and an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.

Growth Securities Risk. The Acquiring Portfolio and certain underlying funds of the Target Portfolio invest in companies after assessing their growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If a portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Acquiring Portfolio’s and underlying fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.

Fixed-Income Securities Risk. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Acquiring Portfolio’s and an underlying fund of the Target Portfolio’s NAV to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. The Acquiring Portfolio and an underlying fund of the Target Portfolio may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2016, the Federal Reserve has begun to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates there is a risk that the fixed income markets may experience increased volatility and that the liquidity of certain Portfolio investments, or certain underlying fund’s investments, may be reduced. These developments could cause the Acquiring Portfolio’s and underlying fund of the Target Portfolio’s NAV to fluctuate or make it more difficult for the Acquiring Portfolio and an underlying fund of the Target Portfolio to accurately value their securities. These developments or others also could cause the Acquiring Portfolio and an underlying fund of the Target Portfolio to face increased shareholder redemptions, which could force each portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Acquiring Portfolio, or the underlying fund and the Target Portfolio, as well as the value of your investment. The amount of assets deemed illiquid remaining within the Acquiring Portfolio and an underlying fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolios and the underlying fund. How specific fixed income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Acquiring Portfolio or an underlying fund of the Target Portfolio invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the Acquiring Portfolio’s or an underlying fund of the Target Portfolio’s portfolio manager would like or at the price the portfolio manager believes the security is currently worth. Liquidity risk may be increased to the extent that the Acquiring Portfolio and an underlying fund of the Target Portfolio invest in Rule 144A and restricted securities.

Foreign Exposure Risk. The Acquiring Portfolio and certain underlying funds of the Target Portfolio may have exposure to foreign markets as a result of their investments in foreign securities and/or derivatives that provide exposure to foreign markets, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Acquiring Portfolio or the underlying fund of the Target Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Acquiring Portfolio or certain underlying funds of the Target Portfolio have invested a significant amount of their assets may have a greater effect on the portfolio’s performance than it would in a more geographically diversified portfolio. To the extent the Acquiring Portfolio or certain underlying funds of the Target Portfolio invest in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Acquiring Portfolio’s or certain underlying funds of the Target Portfolio’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

Emerging Markets Risk. The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation of confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Acquiring Portfolios’ investments, or investments of any underlying fund of the Target Portfolio. In addition, the Acquiring Portfolio’s and an underlying fund of the Target Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Acquiring Portfolio’s or an underlying fund’s investments. To the extent that the Acquiring Portfolio or an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on a Portfolio’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Acquiring Portfolio or an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.

While emerging markets risk is included as a risk in the Acquiring Portfolio’s prospectus, this risk is not included as a principal risk in the Acquiring Portfolio’s prospectus.

Sovereign Debt Risk. The Acquiring Portfolio and an underlying fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying fund or the Acquiring Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Acquiring Portfolio or an underlying fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Mathematical Investment Process Risk (INTECH). The proprietary mathematical investment process used by INTECH Investment Management LLC (“INTECH”), the subadviser to certain underlying funds that the Target Portfolio may invest in, may not achieve the desired results. There is a risk that INTECH’s method of assessing stocks will not result in the expected volatility or correlation characteristics. In either case, an underlying fund may not outperform its respective benchmark index, and will likely underperform its benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the holdings, might not provide the intended results, and may adversely impact the Target Portfolio’s performance.

Investment Process Risk (Janus Adaptive Global Allocation Fund). The portfolio managers of Janus Adaptive Global Allocation Fund, an underlying fund of the Target Portfolio, use certain proprietary models, including a proprietary options implied information model, to implement the underlying fund’s investment strategy. These models may not be successful in identifying how the underlying fund’s allocations and underlying security exposures should be adjusted in order to reduce the risk of loss while participating in the upside growth of capital markets. As a result, there is a risk that the underlying fund may underperform its benchmark if these models do not correctly identify indicators of risk and reward between asset classes, sectors, and regions. The Adviser does not have prior experience using these models, and there is no guarantee that the investment techniques and analyses used by the underlying fund’s portfolio managers will produce the desired results.

Value Investing Risk. Certain underlying funds of the Target Portfolio invest in “value” stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce a Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Real Estate Securities Risk. To the extent the Acquiring Portfolio or an underlying fund holds equity and/or debt securities of real estate-related companies, a Portfolio may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of real estate investment trusts (“REITs”), is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT.

While real estate securities risk is included as a risk in the Acquiring Portfolio’s prospectus, this risk is not included as a principal risk in the Acquiring Portfolio’s prospectus.

Alternative Investments Allocation Risk. In connection with the Target Portfolio’s allocation to alternative investments, the Target Portfolio may invest in a Janus Henderson underlying fund, Janus Henderson Diversified Alternatives Fund, which seeks returns uncorrelated with the returns generated by investments in stocks and bonds. Janus Henderson Diversified Alternatives Fund’s ability to achieve its investment objective depends largely upon the successful evaluation of the risk, potential returns, and correlation properties with respect to its investments. There is a risk that the returns provided by alternative investments may be subject to high volatility and that an underlying fund’s portfolio manager’s beliefs about the expected returns, risk and correlation properties of one or more of an underlying fund’s investments may be incorrect. There is also a risk that an underlying fund’s investments will correlate with the performance of stocks and bonds to a greater degree than anticipated. The Adviser began managing the investment strategy of Janus Henderson Diversified Alternatives Fund in 2013, and there is no guarantee that the investment techniques and analysis used by the underlying fund’s portfolio managers will produce the desired results. All of these factors may negatively affect your investment in the Target Portfolio and you could lose money. Investment in the underlying funds also involves derivatives, counterparty, leverage, real estate-related, and commodity-linked investment risks.

Counterparty Risk. Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Acquiring Portfolio (“counterparty risk”), or to an underlying fund of the Target Portfolio. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Acquiring Portfolio or to an underlying fund of the Target Portfolio. The Acquiring Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Acquiring Portfolio may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Acquiring Portfolio’s cash balance is invested in one or more types of cash management vehicles. In addition, the Acquiring Portfolio or an underlying fund of the Target Portfolio may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). The Acquiring Portfolio or to an underlying fund of the Target Portfolio intend to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Acquiring Portfolio or an underlying fund of the Target Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

While counterparty risk is included as a principal risk in the Acquiring Portfolio’s prospectus, this risk is not included as a principal risk in the Target Portfolio’s prospectus.

Commodity-Linked Investments Risk. Certain underlying funds of the Target Portfolio may invest in derivatives that have exposure to the commodities markets. Such exposure may subject an underlying fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds (also known as “junk” bonds) may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.

While high-yield/high-risk bond risk is included as a risk in the Target Portfolio’s prospectus, this risk is not included as a principal risk of an underlying fund in the Target Portfolio’s prospectus.

Derivatives Risk. The Acquiring Portfolio and certain underlying funds may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Acquiring Portfolio or an underlying fund of the Target Portfolio to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. To the extent that the Acquiring Portfolio or an underlying fund of the Target Portfolio uses forward currency contracts, there is a risk that unanticipated changes in currency prices may negatively impact the Acquiring Portfolio’s or the underlying fund of the Target Portfolio’s performance, among other things.

Securities Lending Risk. The Acquiring Portfolio and an underlying fund of the Target Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Acquiring Portfolio or the underlying fund of the Target Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Acquiring Portfolio or the underlying fund of the Target Portfolio to collateralize the loan. If the Acquiring Portfolio or the underlying fund of the Target Portfolio is unable to recover a security on loan, the Acquiring Portfolio or the underlying fund of the Target Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Acquiring Portfolio or the underlying fund of the Target Portfolio.

While securities lending risk is included as a risk with respect to the underlying funds in the Target Portfolio’s prospectus, this risk is not included as a principal risk of an underlying fund in the Target Portfolio’s prospectus.

Exchange-Traded Funds Risk. Certain underlying funds of the Target Portfolio may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the NAV of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. An underlying fund is also subject to the risks associated with the securities in which the ETF invests.

Management Risk. The Acquiring Portfolio and the underlying funds of the Target Portfolio are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Acquiring Portfolio or the underlying funds of the Target Portfolio may fail to produce the intended results. As a result, each Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Comparison of Portfolio Performance

The following information provides some indication of the risks of investing in each Portfolio by showing how each Portfolio’s performance has varied over time.

Acquiring Portfolio:

The Acquiring Portfolio’s Institutional Shares commenced operations with the Acquiring Portfolio’s inception. The bar chart depicts the change in performance of the Acquiring Portfolio’s Institutional Shares from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Acquiring Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the Acquiring Portfolio’s average annual total returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

The Acquiring Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at https://en-us.janushenderson.com/advisor/variable-insurance or by calling 1-877-335-2687.

Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter: 3rd Quarter 2009 11.47% Worst Quarter: 3rd Quarter 2011 – 10.99%

Average Annual Total Returns (periods ended 12/31/17)

	1 Year	5 Years	10 Years	Since Inception (9/13/93)
Balanced Portfolio
Institutional Shares	18.43%	10.20%	7.98%	9.94%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	21.83%	15.79%	8.50%	9.63%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	3.54%	2.10%	4.01%	5.22%
Balanced Index (reflects no deduction for fees, expenses, or taxes)	13.29%	9.57%	6.73%	7.89%

The Acquiring Portfolio’s primary benchmark index is the S&P 500® Index. The Acquiring Portfolio also compares its performance to the Bloomberg Barclays U.S. Aggregate Bond Index and the Balanced Index. The indices are described below.

•	The S&P 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

•	The Bloomberg Barclays U.S. Aggregate Bond Index is made up of the Bloomberg Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

•	The Balanced Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and the Barclays U.S. Aggregate Bond Index (45%).

Target Portfolio:

The Target Portfolio’s Institutional Shares and Service Shares both commenced operations with the Target Portfolio’s inception. The bar chart depicts the performance of the Target Portfolio’s Institutional Shares from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The Target Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Target Portfolio’s expenses. The table compares the Target Portfolio’s average annual total returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Target Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

The Target Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at https://en-us.janushenderson.com/advisor/variable-insurance or by calling 1-877-335-2687.

Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter: 1st Quarter 2012 11.44% Worst Quarter: 3rd Quarter 2015 – 5.67%

Average Annual Total Returns (periods ended 12/31/17)

	1 Year	5 Years	Since Inception (8/31/11)
Global Allocation Portfolio – Moderate
Institutional Shares	16.54%	6.89%	7.78%
MSCI All Country World IndexSM (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	23.97%	10.80%	10.50%
Global Moderate Allocation Index (reflects no deduction for fees, expenses, or taxes, except any applicable foreign withholding taxes)	17.09%	6.81%	6.74%

The Target Portfolio’s primary benchmark index is the MSCI All Country World IndexSM. The Target Portfolio also compares its performance to the Global Moderate Allocation Index. The indices are described below.

•	The MSCI All Country World IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

•	The Global Moderate Allocation Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%).

Management of the Portfolios

Investment Adviser:

Janus Capital is the investment adviser for the Acquiring Portfolio and the Target Portfolio and will remain the investment adviser of the Acquiring Portfolio after the Merger.

Portfolio Management:

The Acquiring Portfolio’s investment personnel will continue to manage the Acquiring Portfolio after the Merger. For more information about the Portfolios’ investment personnel, please refer to “Other Comparative Information about the Portfolios.”

Purchase and Sale of Target Portfolio Shares or Acquiring Portfolio Shares

Each Portfolio is available in connection with investment in and payments under variable life insurance contracts and variable annuity contracts offered by the separate accounts, or subaccounts thereof, of Participating Insurance Companies. Each Portfolio may also be available to certain qualified retirement plans. Individual contract owners are not the “shareholders” of the Target Portfolio. Rather, the Participating Insurance Companies and their separate accounts are the shareholders.

Accordingly, purchases of Portfolio shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of Participating Insurance Companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by a Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax Information

Because Portfolio shares may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by a Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Broker-Dealers, Insurers, and Other Financial Intermediaries

Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. A Portfolio or its distributor (and/or their related companies) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include a Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.

THE MERGER

The Plan

Shareholders of the Target Portfolio are being asked to approve the Plan, which sets forth the terms and conditions under which the Merger will be implemented. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a form of which is attached hereto as Appendix A to this Proxy Statement/Prospectus.

The Plan contemplates: (i) the Acquiring Portfolio’s acquisition of all or substantially all of the assets of the Target Portfolio in exchange solely for shares of the Acquiring Portfolio having an aggregate NAV equal to the aggregate NAV of the shares of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the Target Portfolio’s liabilities, if any; (ii) the distribution those shares of the Acquiring Portfolio to the shareholders of the Target Portfolio; and (iii) the complete termination and liquidation of the Target Portfolio.

The value of the Target Portfolio’s assets to be acquired and the amount of its liabilities to be assumed by the Acquiring Portfolio and the NAV of a share of the Target Portfolio will be determined as of the close of regular trading on the NYSE on the Closing Date (the “Valuation Time”), after the declaration by the Target Portfolio of distributions, if any, on the Closing Date, and will be determined in accordance with the valuation methodologies described in the Portfolios’ currently effective prospectuses and Statement of Additional Information (“SAI”). The Plan provides that the Adviser will bear the fees and costs related to the Merger, including the costs and expenses incurred in the preparation and mailing of this Proxy Statement/Prospectus. Each Portfolio (and indirectly each Portfolio’s shareholders) will bear brokerage commissions or other transaction costs, if any, related to the Merger. The Closing Date is expected to be on or about April 27, 2018, or as soon as practicable thereafter.

The Target Portfolio will distribute pro rata to its shareholders of record the shares of the Acquiring Portfolio it receives in the Merger, so that each shareholder of the Target Portfolio will receive a number of full and fractional corresponding shares of the Acquiring Portfolio equal in value to his or her holdings in the Target Portfolio, and the Target Portfolio will be liquidated. The number of shares to be issued will be determined at the relative NAV of each class of shares of the Target Portfolio and the corresponding class of shares of the Acquiring Portfolio.

Such distribution will be accomplished by opening accounts on the books of the Acquiring Portfolio in the names of the Target Portfolio’s shareholders and by transferring to those accounts the shares of the Acquiring Portfolio previously credited to the account of the Target Portfolio. Each shareholder account shall be credited with the pro rata number of the Acquiring Portfolio’s shares due to that shareholder. All issued and outstanding shares of the Target Portfolio will simultaneously be canceled on the books of the Trust. Accordingly, immediately after the Merger, each former shareholder of the Target Portfolio will own shares of the Acquiring Portfolio that will be equal to the value of that shareholder’s shares of the Target Portfolio as of the Closing Date for the Merger.

The closing of the Merger is subject to a number of conditions set forth in the Plan, including approval by shareholders of the Target Portfolio. The Plan also requires receipt of a tax opinion from Dechert LLP (“Dechert”), dated as of the Closing Date, indicating that, for U.S. federal income tax purposes, the Merger qualifies as a tax-free reorganization. The Plan may be terminated and the Merger abandoned at any time prior to the Closing Date by the Board of Trustees if circumstances should develop that, in the opinion of the Board of Trustees, make proceeding with the Plan inadvisable. Please review the Plan carefully.

Reasons for the Merger

Janus Capital’s Proposal to merge the two Portfolios was based largely on Janus Capital seeking to streamline its asset allocation products within the variable insurance market in order to better position these products within that market and create a more viable and scalable asset allocation investment option. The Portfolios have similar investment objectives, investment policies and principal investment strategies, and both seek exposure to a mix of equity and fixed-income securities. The principal difference between the Portfolios is that the Target Portfolio implements its investment program by investing in other Janus Henderson mutual funds with approximately 40% of its net assets allocated to non-U.S. investments, whereas the Acquiring Portfolio implements its investment program through direct investments in equity and fixed-income securities, typically with minimal non-U.S. exposure. Transitioning from the Target Portfolio to the Acquiring Portfolio provides for a strategy that does not have the risks or substantially less risk associated with investments outside the U.S.

The Board of Trustees has approved a Proposal to combine the assets and operations of the Portfolios. Janus Capital believes that shareholders of the Target Portfolio (as shareholders of the Acquiring Portfolio following completion of the Merger) may benefit by being shareholders of a portfolio with a dynamic approach to asset allocation that leverages Janus Capital’s bottom-up, fundamental equity and fixed-income research with greater asset size that creates greater opportunity to benefit from long-term economies of scale and lower total expenses. Each share class of Acquiring Portfolio has lower total expenses compared to the corresponding share class of Target Portfolio.

The Adviser met with the Trustees on December 7, 2017, to reconsider the Plan and the Merger, which had been previously approved by the Trustees in December 2016. The Trustees also discussed this proposal and the Plan with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations.

At a meeting of the Board of Trustees held on December 7, 2017, the Trustees approved the Plan after determining that (1) the Merger is in the best interests of the Portfolios; and (2) the Merger will not dilute the interests of existing shareholders of the Portfolios. In determining whether to approve the Merger on behalf of the Portfolios, the Trustees reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, the Board noted that the Portfolios have similar investment objectives, investment policies and principal strategies and that each Portfolio seeks exposure to both equity and fixed income securities. The Board considered that the Target Portfolio seeks to achieve its objective through a “fund-of-funds” structure that invests primarily in other Janus Henderson funds, while the Acquiring Portfolio utilizes a dynamic approach to asset allocation that leverages Janus Henderson’s bottom-up, fundamental equity and fixed-income research. Because the Portfolios have similar investment strategies, the Board considered that principal risks of each Portfolio are also similar but noted that the Target Portfolio has historically had greater foreign exposure. The Board considered the Adviser’s belief that shareholders of the Target Portfolio would benefit from continued access to a dynamic allocation strategy similar to the existing strategy of the Target Portfolio.

Portfolio Management. The Board considered that Janus Capital will continue to serve as investment adviser, to the Acquiring Portfolio upon completion of the Merger. The Board also considered that the same team of investment professionals who manage the Acquiring Portfolio would continue to manage the Acquiring Portfolio upon completion of the Merger.

Asset Size; Long Term Growth Prospects of Target Portfolio. The Board considered the substantially larger asset base of the Acquiring Portfolio, which creates the potential for a more stable fund asset base over time as compared to the Target Portfolio on a stand-alone basis. The Board considered the Adviser’s view that the long-term growth prospects of the Target Portfolio were not favorable and that there was limited opportunity for growth based on the variable insurance products market. The Board considered the Adviser’s view that the Merger was preferable to other alternatives, including liquidation of the Target Portfolio, which may impose administration costs and burdens on insurance company separate accounts holding shares of the Target Portfolio.

Performance Records. The Board considered that, upon completion of the Merger, the Acquiring Portfolio would maintain its historical track record. The Board considered the performance of each Portfolio on an absolute basis and relative to its benchmark index and to each other.

Fees and Expenses. The Board considered the fees and expense ratios of each of the Portfolios (including estimated fees and expenses of the combined fund following the Merger), taking into account the direct and indirect expenses of the Target Portfolio due to its “fund-of-funds” structure. The Board recognized that there was a significant difference in the direct management fee of the Portfolios due to the fact the Target Portfolio operates as a “fund-of-funds” while the Acquiring Portfolio invests directly in equity and fixed income securities and other assets. Accordingly, the Board gave greater weight to a comparison of total expenses, taking into account the direct and indirect expenses of the Target Portfolio. On this basis, the Board considered that following the Merger, total fees and expenses for each share class of the Acquiring Portfolio are expected to be lower than the expenses for the corresponding share class of the Target Portfolio.

Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Merger will be structured with the intention that it qualifies as a tax-free reorganization for federal income tax purposes, and the Portfolios will obtain opinions of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board considered the impact of the Merger on the Acquiring Portfolio’s ability to use any estimated capital loss carryforwards of the Portfolios and applicable limitations of federal income tax rules.

Expected Costs of the Merger. The Board considered the terms and conditions of the Agreement, including that the Agreement provides that Janus will bear the costs associated with the Merger, other than costs incurred to reposition the portfolios in connection with the Merger. The Board considered that the repositioning costs were not expected to be material in light of the “fund-of-funds” structure of the Target Portfolio and the small asset size of the Target Portfolio relative to the Acquiring Portfolio.

Terms of the Merger and Impact on Shareholders. The terms of the Merger are intended to avoid dilution of the interests of the existing shareholders of the Portfolios. In this regard, the Board considered that each holder of common shares of the Target Portfolio will receive common shares of the Acquiring Portfolio (taking into account any fractional shares to which the shareholder would be entitled) equal in value as of the Valuation Time to the aggregate net asset value of that shareholder’s Target Portfolio common shares held as of the Valuation Time.

Potential Benefits to Janus and Affiliates. The Board recognized that the Merger may result in some benefits and economies of scale for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Portfolio as a separate fund.

Conclusion. The Board approved the Merger, concluding that such Merger is in the best interests of the Target Portfolio and Acquiring Portfolio and that the interests of existing shareholders of such Portfolios will not be diluted as a result of the Merger.

The Board of Trustees unanimously recommends that shareholders of the Target Portfolio vote FOR approval of the Plan.

U.S. Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of the Merger. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Portfolio as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Merger. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. Each Portfolio’s shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Merger, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Merger that the Acquiring Portfolio and Target Portfolio receive an opinion from Dechert, dated as of the Closing Date, regarding the characterization of the Merger as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Dechert will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Dechert will also rely upon certain representations of the management of each Portfolio and assume, among other things, that the Merger will be consummated in accordance with the Plan and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court. If the Merger does not qualify as a reorganization under the Code, the tax consequences could materially and adversely differ from those described herein.

Assuming the Merger qualifies as a reorganization, the U.S. federal income tax consequences of the Merger can generally be summarized as follows:

•	no gain or loss will be recognized by the Target Portfolio on the transfer of its assets to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio or the assumption by the Acquiring Portfolio of all liabilities of the Target Portfolio or upon the distribution of the shares of the Acquiring Portfolio to the Target Portfolio shareholders in exchange for their shares of the Target Portfolio, except that, immediately prior to the Merger, the Target Portfolio may be required to “mark-to-market” and thus recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;
•	the tax basis of the Target Portfolio’s assets acquired by the Acquiring Portfolio will be the same to the Acquiring Portfolio as the tax basis of such assets to the Target Portfolio immediately prior to the respective Merger, and the holding period of the assets of the Target Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the Target Portfolio;
•	no gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the assets of the Target Portfolio solely in exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all liabilities of the Target Portfolio;
•	no gain or loss will be recognized by shareholders of the Target Portfolio upon the receipt of the Acquiring Portfolio shares by such shareholders, provided such shareholders receive solely the Acquiring Portfolio shares (including fractional shares) in exchange for their Target Portfolio shares; and
•	the aggregate tax basis of the shares of the Acquiring Portfolio, including any fractional shares, received by each shareholder of the Target Portfolio pursuant to the Merger will be the same as the aggregate tax basis of the Target Portfolio shares held by such shareholder immediately prior to the Merger, and the holding period of the Acquiring Portfolio shares, including fractional shares, to be received by each shareholder of the Target Portfolio will include the period during which the Target Portfolio shares exchanged were held by such shareholder.

The Acquiring Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Portfolio and its shareholders.

Prior to the Closing Date, the Target Portfolio may pay a distribution (paid in the form of additional shares) attributable to any undistributed investment company taxable income, net tax-exempt income and/or any undistributed realized net capital gains, including any gains realized from any actual or deemed sales of assets prior to the Closing Date, which may be, but is likely not to be, attributable to portfolio transitioning. Additionally, subsequent to the Closing Date, it is anticipated that the Acquiring Portfolio will sell for cash substantially all of the securities acquired from the Target Portfolio in the Merger, and may distribute any resulting net gains to its shareholders. These distributions generally are taxable to shareholders that hold shares of the Target Portfolio or the Acquiring Portfolio in taxable accounts, but because shares of each Portfolio are only available to investors purchasing through insurance company products or qualified retirement accounts, shares of the Portfolios are typically held by such investors through non-taxable or tax-deferred accounts.

The Acquiring Portfolio will succeed to capital loss carryforwards (and certain unrealized built-in losses), if any, of the Target Portfolio, which may be subject to tax loss limitation rules for the Target Portfolio if it undergoes an “ownership change” for U.S. federal income tax purposes as a result of the Merger. In that event, the Code will generally limit the amount of pre-ownership change losses of the Target Portfolio that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of the Target Portfolio, with certain adjustments, immediately prior to the Merger and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition. In addition, for five years beginning on the Closing Date of the Merger, the Acquiring Portfolio will not be allowed to offset certain pre-Merger built-in gains attributable to a Portfolio that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Portfolio. Due to the operation of the foregoing tax loss limitation rules, it is possible that shareholders of the Target Portfolio would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Merger. In addition, the benefits of any of these various capital loss carry-forwards and built-in losses currently are available only to pre-Merger shareholders of each Portfolio. After the Merger, however, these benefits will inure to the benefit of all post-Merger shareholders of the Acquiring Portfolio.

The impact of the Merger on the tax attributes of the Portfolios will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Portfolio at the time of the Merger and thus cannot be calculated precisely at this time. As shares of each Portfolio are typically held by investors through non-taxable or tax-deferred accounts, it is not anticipated that such investors would be adversely impacted by any restrictions on the use of such tax attributes after the Merger.

Shareholders of the Target Portfolio should consult their tax advisers regarding the effect, if any, of the Merger in light of their individual circumstances. Since the foregoing discussion relates only to the U.S. federal income tax consequences of the Merger, shareholders of the Target Portfolio should also consult tax advisers as to state and local tax consequences, if any, of the Merger.

Securities to Be Issued, Key Differences in Shareholder Rights

The Acquiring Portfolio and the Target Portfolio are each organized as a separate series of the Trust, a Delaware statutory trust, and are governed by the same Amended and Restated Trust Instrument dated March 18, 2003, amended December 29, 2005, and as further amended from time to time (the “Trust Instrument”), and Bylaws (together with the Trust Instrument, the “Governing Documents”). As such, there are no key differences in the rights of shareholders of the Portfolios.

Capitalization

The following table shows, on an unaudited basis, the capitalization as of December 29, 2017 for the Target Portfolio and the Acquiring Portfolio, as well as pro forma capitalization for the Acquiring Portfolio giving effect to the Merger. This table is for informational purposes only. If the Merger is consummated, the capitalization is likely to be different on the closing date of the Merger as a result of daily share, purchase and redemption activity in the Portfolios and changes to NAVs of the Portfolios between December 29, 2017 and the closing date of the Merger.

	Target Portfolio	Acquiring Portfolio	Adjustments(1)	Balanced Portfolio Pro Forma
Institutional Shares
Net Assets	$ 75,779	$ 429,785,059		$ 429,860,838
Net Asset Value Per Share	$ 12.87	$35.27		$ 35.27
Shares Outstanding	5,887	12,186,282	(3,738)	12,188,431
Service Shares
Net Assets	$ 7,456,239	$ 2,887,038,355		$2,894,494,594
Net Asset Value Per Share	$12.84	$37.09		$ 37.09
Shares Outstanding	580,867	77,846,110	(379,836)	78,047,141
Total Net Assets	$ 7,532,018	$3,316,823,414		$ 3,324,355,432
Total Shares Outstanding	586,754	90,032,392	(383,574)	90,235,572
(1)	“Adjustments” reflect the issuance of shares of the Acquiring Portfolio to Target Portfolio investors.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Additional Investment Strategies and General Portfolio Policies

The Target Portfolio seeks total return through growth of capital and income. The Acquiring Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Board of Trustees may change each Portfolio’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Portfolio will notify its shareholders in writing at least 60 days before making any such change it considers material. If there is a material change to a Portfolio’s investment objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will achieve its investment objective.

The Target Portfolio is a mutual fund that invests in Janus Henderson stock and bond mutual funds, money market instruments, and alternative investment strategies (the “underlying funds”). Because the Target Portfolio invests in other funds, it is considered a “fund of funds.” The term “fund of funds” is used to describe a mutual fund that pursues its investment objective by investing primarily in other mutual funds, rather than in individual stocks, bonds, or alternative investments. The Acquiring Portfolio invests directly in individual stocks, bonds, and alternative investments. A fund of funds bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests.

Unless otherwise stated, the following additional investment strategies and general policies apply to each Portfolio and the underlying funds of the Target Portfolio and provide further information including, but not limited to, the types of securities a Portfolio, and an underlying fund of the Target Portfolio, may invest in when pursuing its investment objective. This section also describes investment strategies and policies that a Portfolio may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since a Portfolio’s, and an underlying fund’s composition can change over time. Except for the

Portfolios’ and an underlying fund’s respective policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Proxy Statement/Prospectus and/or the Portfolios’ SAIs normally apply only at the time of purchase of a security. So, for example, if a Portfolio or an underlying fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” in Appendix D includes descriptions of investment terms used throughout the Proxy Statement/Prospectus, as well as provides general information regarding investment terms. The strategies and policies of the Acquiring Portfolio will apply following the Merger. The Target Portfolio’s prospectus, which is incorporated herein by reference, contains additional information about the Target Portfolio’s fund of funds strategy.

Cash Position. Each Portfolio may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Portfolio’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual—they represent the assets that remain after a Portfolio has committed available assets to desirable investment opportunities. When a Portfolio’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent a Portfolio invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.

In addition, a Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Portfolio’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment policies. As a result, a Portfolio may not achieve its investment objective.

Portfolio Turnover. In general, each Portfolio intends to purchase securities for long-term investment. To a limited extent, the Acquiring Portfolio may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Acquiring Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. The Target Portfolio may sell shares of the underlying funds regardless of how long they have been held.

Portfolio turnover is affected by market conditions, changes in the size of the Portfolio or an underlying fund (including due to shareholder purchases and redemptions), the nature of the Portfolio’s or an underlying fund’s investments, and the investment style of the portfolio managers. Changes are normally made in the Portfolio’s or an underlying fund’s holdings whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Acquiring Portfolio and are not a factor in making decisions regarding asset allocations among the underlying funds of the Target Portfolio.

Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs for the Acquiring Portfolio. Higher costs associated with increased portfolio turnover also may have a negative effect on the Acquiring Portfolio’s performance. The Target Portfolio’s transactions in the underlying funds do not entail brokerage commissions, but may result in capital gains.

The “Financial Highlights” section in each Portfolio’s Prospectus, which is incorporated by reference herein, will show each Portfolio’s historical turnover rates.

Common Stock. Unless its investment objective or policies prescribe otherwise, the Acquiring Portfolio may invest substantially all of its assets in common stocks. The portfolio managers of the Acquiring Portfolio generally take a “bottom up” approach to selecting companies in which to invest. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The portfolio managers may sell a holding if, among other things, the security reaches the portfolio managers’ price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Portfolio holding to meet redemptions. The Acquiring Portfolio may emphasize varying degrees of income. The portfolio managers may consider dividend-paying characteristics to a greater degree than other factors in selecting common stocks.

The underlying funds of the Target Portfolio may invest in equity securities, which include, but are not limited to, common and preferred stocks, securities convertible or exchangeable into common stock, and warrants.

Emerging Markets. Within the parameters of their specific investment policies, the underlying funds of the Target Portfolio and the Acquiring Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets IndexSM.

Foreign Securities. The Acquiring Portfolio and each underlying fund of the Target Portfolio may invest in foreign securities. The portfolio managers seek investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Acquiring Portfolio or an underlying fund of the Target Portfolio may invest, and the Acquiring Portfolio and an underlying fund may at times have significant foreign exposure, including exposure to emerging markets.

High-Yield/High-Risk Bonds. A high-yield/high-risk bond (also called a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. To the extent the Acquiring Portfolio invests in high-yield/high-risk bonds, under normal circumstances, the Acquiring Portfolio will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets.

Within the parameters of its specific investment policies, each underlying fund of the Target Portfolio may invest in high-yield/high-risk bonds. The limits for investing in high-yield/high-risk bonds for each underlying fund of the Target Portfolio varies among the underlying funds.

Illiquid Investments. The Acquiring portfolio and each underlying fund of the Target Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as “restricted securities”). Under procedures adopted by the Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

Inflation-Linked Securities. The Acquiring Portfolio, and an underlying fund of the Target Portfolio, may invest in inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Acquiring Portfolio, or an underlying fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans. The Acquiring Portfolio and certain underlying funds of the Target Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Acquiring Portfolio’s total assets.

Bank Loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Acquiring Portfolio’s and an underlying fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans.

DIP Loans. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.

Mezzanine Loans. Mezzanine loans are secured by the stock of the company that owns the assets acquired with the proceeds of the loan. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities. The Acquiring Portfolio and certain of the underlying fund(s) of the Target Portfolio may purchase fixed or variable rate commercial or residential mortgage backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. The Acquiring Portfolio and an underlying fund of the Target Portfolio may also purchase mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact a Portfolio’s of an underlying fund’s yield and your return.

Real Estate-Related Securities. The Acquiring Portfolio and certain of the underlying fund(s) of the Target Portfolio, within the parameters of its specific investment policies, may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate related-projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.

Securities Lending. The Acquiring Portfolio and each of the underlying funds of the Target Portfolio may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Acquiring Portfolio and an underlying fund of the Target Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of their total assets as determined at the time of the loan origination. When the Acquiring Portfolio or an underlying fund of the Target Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Acquiring Portfolio and an underlying fund of the Target Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Acquiring Portfolio or an underlying fund of the Target Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Acquiring Portfolio and an underlying fund of the Target Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Acquiring Portfolio and the underlying fund of the Target Portfolio to collateralize the loan. If the Acquiring Portfolio or an underlying fund of the Target Portfolio is unable to recover a security on loan, the Acquiring Portfolio or the underlying fund of the Target Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Acquiring Portfolio and an underlying fund of the Target Portfolio. The Adviser intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

Short Sales. The Acquiring Portfolio and certain underlying funds of the Target Portfolio may engage in short sales. No more than 10% of the Acquiring Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls); underlying funds of the Target Portfolio’s limits on shorts vary within the parameters of their specific investment policies. The Acquiring Portfolio and certain underlying funds of the Target Portfolio may engage in short sales “against the box” and options for hedging purposes (these are generally not subject to any stated limits on short positions). A short sale is generally a transaction in which the Acquiring Portfolio or an underlying fund of the Target Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Acquiring Portfolio or an underlying fund of the Target Portfolio must borrow the security to make delivery to the buyer. The Acquiring Portfolio or an underlying fund of the Target Portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Acquiring Portfolio or an underlying fund of the Target Portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Acquiring Portfolio and an underlying fund of the Target Portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Acquiring Portfolio and an underlying fund of the Target Portfolio may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Acquiring Portfolio and an underlying fund of the Target Portfolio will have to cover their short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Portfolio’s losses are potentially unlimited in a short sale transaction. The Acquiring Portfolio’s and an underlying fund of the Target Portfolio’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Acquiring Portfolio and the underlying fund of the Target Portfolio may be required to pay in connection with a short sale. Such payments may result in the Acquiring Portfolio and the underlying fund of the Target Portfolio having higher expenses than a portfolio that does not engage in short sales and may negatively affect the Acquiring Portfolio’s and underlying fund of the Target Portfolio’s performance.

The Acquiring Portfolio or certain underlying funds of the Target Portfolio may also enter into short positions through derivative instruments such as options contracts, futures contracts, and swap agreements which may expose the Acquiring Portfolio and the underlying fund of the Target Portfolio to similar risks. To the extent that the Acquiring Portfolio or an underlying fund of the Target Portfolio enters into short derivative positions, the Acquiring Portfolio or the underlying fund of the Target Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Acquiring Portfolio’s or the underlying fund of the Target Portfolio’s losses are theoretically unlimited. Short sales and short derivatives positions have a leveraging effect on the Acquiring Portfolio or an underlying fund of the Target Portfolio, which may increase the Acquiring Portfolio’s or the underlying fund of the Target Portfolio’s volatility.

Special Situations. The Acquiring Portfolio and certain of the underlying fund(s) of the Target Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and the Acquiring Portfolio’s and an underlying fund’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.

Swap Agreements. The Acquiring Portfolio and certain underlying funds of the Target Portfolio may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect their holdings from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a portfolio. If the other party to a swap defaults, the Acquiring Portfolio or underlying fund of the Target Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Acquiring Portfolio or underlying fund of the Target Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Acquiring Portfolio or the underlying fund of the Target Portfolio and reduce the Acquiring Portfolio’s or the underlying fund’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms” in Appendix D.

TBA Commitments. The Acquiring Portfolio and certain underlying funds of the Target Portfolio may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms.

U.S. Government Securities. The Acquiring Portfolio and each underlying fund of the Target Portfolio may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the full faith and credit of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Acquiring Portfolio and an underlying fund of the Target Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

Other Types of Investments. Unless otherwise stated within its specific investment policies, the Acquiring Portfolio and an underlying fund of the Target Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Acquiring Portfolio or an underlying fund. If successful, they may benefit the Acquiring Portfolio or the underlying fund by earning a return on the Acquiring Portfolio’s and the underlying fund’s assets or reducing risk; however, they may not achieve the Acquiring Portfolio’s or an underlying fund’s investment objective. These securities and strategies may include:

•	debt securities (such as bonds, notes, and debentures)
•	exchange-traded funds
•	preferred stocks and securities convertible into common stocks or preferred stocks
•	indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
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various derivative transactions including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs

•	securities purchased on a when-issued, delayed delivery, or forward commitment basis
•	equity and fixed-income securities issued in private placement transactions

For a description of each Portfolio’s investment policies, refer to the Portfolios’ prospectuses and SAIs, which are incorporated by reference herein, and available upon request without charge.

Fundamental Investment Policies and Restrictions

The Portfolios have certain additional fundamental investment policies and restrictions that can only be changed with shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. If Target Portfolio shareholders approve the Merger and other conditions are satisfied or waived, they will become shareholders in the Acquiring Portfolio, which will continue to have the same fundamental investment restrictions described below. The following are fundamental investment policies and restrictions of the Portfolios. This information is qualified in its entirety by each Portfolio’s SAI, which is incorporated by reference insofar as it relates to the Portfolios:

Each Portfolio may not:

(1)	invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities), provided that, for the Target Portfolio, an investment in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation;

(2)	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolio from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities);

(3)	lend any security or make any other loan if, as a result, more than one-third of a Portfolio’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests);

(4)	act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities;

(5)	borrow money except that a Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, or forward transactions. The Portfolios may not issue “senior securities” in contravention of the 1940 Act; or

(6)	invest directly in real estate or interests in real estate; however, a Portfolio may own debt or equity securities issued by companies engaged in those businesses.

With respect to 75% of its total assets, each Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if:

•	such purchase would, at the time, cause more than 5% of the Portfolio’s total assets taken at market value to be invested in the securities of such issuer or

•	such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

Each Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Portfolio.

For purposes of the Portfolios’ fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, REITs, and other REIT-like entities, such as foreign entities that have REIT characteristics.

For purposes of each Portfolio’s policies on investing in particular industries, the Acquiring Portfolio and the underlying funds of the Target Portfolio rely primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI with respect to equity investments and classifications published by Bloomberg Barclays for fixed-income investments. The Acquiring Portfolio and underlying funds of the Target Portfolio with both equity and fixed-income components will rely on industry classifications published by Bloomberg L.P. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, a Portfolio or the underlying funds of the Target Portfolio may further classify issuers in accordance with industry classifications consistent with relevant SEC staff interpretations. The Portfolios and underlying funds of the Target Portfolio may change any source used for determining industry classifications without prior shareholder notice or approval.

Additional investment policies and restrictions of the Portfolios, which are not fundamental, are set forth in Appendix B.

Additional Risks of the Portfolios

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolios. To varying degrees, the Portfolios may have exposure to stocks, fixed-income securities, money market instruments or cash/cash equivalents, and derivatives. The following information is intended to help you better understand some of the risks of investing in the Portfolios. This information also includes descriptions of other risks a Portfolio or an underlying fund may be subject to as a result of additional investment strategies and general policies that may apply to the Portfolio or to an underlying fund. The impact of the following risks on a Portfolio or an underlying fund may vary depending on the Portfolio’s or an underlying fund’s investments. The greater the Portfolio’s or an underlying fund’s investment in a particular security, the greater the Portfolio’s or an underlying fund’s exposure to the risks associated with that security. Before voting on the Plan, you should consider carefully the risks that you assume when investing in the Portfolios.

For a complete description of each Portfolio’s risks, refer to each Portfolio’s prospectus, which is incorporated by reference herein, and available upon request without charge. In particular, you should refer to the Target Portfolio’s prospectus, which is incorporated by reference herein, for a description of the special risks associated with its fund of funds investment program.

Collateral Risk. With respect to collateral received in repurchase transactions or other investments, an underlying fund of the Target Portfolio may have significant exposure to financial services, mortgage markets, and government agencies not secured by the full faith and credit of the United States. Such exposure, depending on market conditions, could have a negative impact on an underlying fund, including minimizing the value of any collateral.

Concentration Risk. An underlying fund of the Target Portfolio may focus its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the underlying fund’s NAV. In addition, an underlying fund that concentrates its assets in the real estate and real estate-related industries will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, real estate investment trust (“REIT”) prices may drop, and changes in federal or state tax laws may affect the value of the securities held by an underlying fund. Real estate related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. As a result, such underlying funds may be subject to greater risks and their NAV may fluctuate more than a fund that does not concentrate its investments.

Counterparty Risk. Acquiring Portfolio transactions or underlying fund transactions of the Target Portfolio involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the underlying fund or to the Acquiring Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Acquiring Portfolio or the underlying funds of the Target Portfolio. The Acquiring Portfolio or an underlying fund of the Target Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Acquiring Portfolio or an underlying fund of the Target Portfolio may be exposed to counterparty risk to the extent they participates in lending their securities to third parties and/or cash sweep arrangements whereby the underlying fund’s and the Acquiring Portfolio’s cash balance are invested in one or more types of cash management vehicles. In addition, the Acquiring Portfolio and the underlying fund of the Target Portfolio may be exposed to counterparty risk through their investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). The Acquiring Portfolio and the underlying funds intend to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Acquiring Portfolio or an underlying fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Credit Quality Risk. Through the Target Portfolio’s investments in underlying funds holding fixed-income securities and the Acquiring Portfolio’s investments in fixed-income securities, each Portfolio is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks for an underlying fund and the Acquiring Portfolio is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact an underlying fund’s and the Acquiring Portfolio’s returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, an underlying fund and the Acquiring Portfolio must rely upon the Adviser’s credit assessment, which if incorrect can also impact the underlying fund’s and the Acquiring Portfolio’s returns and yield.

Please refer to the “Explanation of Rating Categories” section of each Portfolio’s SAI, which is incorporated by reference herein and available upon request without charge, for a description of bond rating categories.

Currency Risk. An underlying fund’s and the Acquiring Portfolio’s investments and strategies will involve exposure to foreign currencies. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Acquiring Portfolio or an underlying fund of the Target Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Acquiring Portfolio or an underlying fund of the Target Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency. Additionally, and as a result of an underlying fund’s and the Acquiring Portfolio’s use of currency investment strategies, the underlying fund’s and the Acquiring Portfolio’s net currency positions may expose the portfolios to losses independent of any securities positions.

Derivatives Risk. The Acquiring Portfolio and certain underlying funds of the Target Portfolio may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Acquiring Portfolio and an underlying fund of the Target Portfolio to be more volatile than if they had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Acquiring Portfolio and an underlying fund of the Target Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Acquiring Portfolio or an underlying fund of the Target Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Acquiring Portfolio or an underlying fund of the Target Portfolio enters into short derivative positions, the Acquiring Portfolio or the underlying fund of the Target Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Acquiring Portfolio’s or the underlying fund’s losses are theoretically unlimited.

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Forward Foreign Currency Exchange Contract Risk. Forward foreign currency exchange contracts (“forward currency contracts”) involve the risk that unanticipated changes in currency prices may negatively impact the Acquiring Portfolio’s or an underlying fund of the Target Portfolio’s performance. Moreover, there may be an imperfect correlation between the Acquiring Portfolio’s or, in the case of the Target Portfolio, the underlying fund’s holdings of securities quoted or denominated in a particular currency and any forward currency contracts entered into by the Acquiring Portfolio or the underlying fund of the Target Portfolio, which will expose the Acquiring Portfolio or the underlying fund of the Target Portfolio to risk of foreign exchange loss. The trading markets for forward currency contracts offer less protection against defaults than trading in currency instruments on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract could result in losses to the Acquiring Portfolio and an underlying fund of the Target Portfolio and may force the Acquiring Portfolio and the underlying fund of the Target Portfolio to cover their purchase or sale commitments, if any, at the current market price. In addition, forward currency contract markets can experience periods of illiquidity, which could prevent the Acquiring Portfolio and an underlying fund of the Target Portfolio from divesting of a forward currency contract at the optimal time.

Emerging Markets Risk. Within the parameters of their specific investment policies, the Acquiring Portfolio and an underlying fund of the Target Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets IndexSM. To the extent that the Acquiring Portfolio or an underlying fund of the Target Portfolio invests a significant amount of its assets in one or more of these countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on an underlying fund’s and the Acquiring Portfolio’s investments. The securities markets of many of these countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Acquiring Portfolio and an underlying fund to obtain or to enforce a judgment against the issuers of such securities. In addition, an underlying fund’s and the Acquiring Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the underlying fund’s and Acquiring Portfolio’s investments. To the extent that the Acquiring Portfolio or an underlying fund of the Target Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Acquiring Portfolio’s or the underlying fund’s performance. The Acquiring Portfolio and an underlying fund of the Target Portfolio may be subject to emerging markets risk to the extent that they invest in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent an underlying fund invests in Chinese local market securities. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Acquiring Portfolio or an underlying fund of the Target Portfolio invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.

Equity Securities Risk. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed-income securities. These risks are generally magnified in the case of equity investments in distressed companies.

Eurozone Risk. A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that the Acquiring Portfolio or an underlying fund of the Target Portfolio has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Acquiring Portfolio’s or an underlying fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on an the Acquiring Portfolio’s and the underlying fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Exchange-Traded Funds Risk. The Acquiring Portfolio and certain underlying funds of the Target Portfolio may invest in ETFs, to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the NAV of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Acquiring Portfolio or an underlying fund of the Target Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the underlying fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs have certain inherent risks generally associated with investments in a portfolio of securities in which the ETF is invested, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Acquiring Portfolio and an underlying fund of the Target Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Acquiring Portfolio’s and an underlying fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. The ETFs in which the Acquiring Portfolio and an underlying fund of the Target Portfolio invest are subject to specific risks, depending on the investment strategy of the ETF. In turn, the Acquiring Portfolio and an underlying fund of the Target Portfolio will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because the Acquiring Portfolio and an underlying fund of the Target Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk. To the extent the Acquiring Portfolio or an underlying fund of the Target Portfolio invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”

Fixed-Income Securities Risk. Through the Target Portfolio’s investments in underlying funds holding fixed-income securities and the Acquiring Portfolio’s investments in fixed-income securities, each Portfolio is subject to the risks associated with investments in a variety of fixed-income securities, which for the Target

Portfolio may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary for each Portfolio, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s and the Acquiring Portfolio’s NAV to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. During periods of very low or negative interest rates, the Acquiring Portfolio, or an underlying fund of the Target Portfolio, may not be able to maintain positive returns.

Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in the Acquiring Portfolio or the underlying fund of the Target Portfolio having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which the Acquiring Portfolio or an underlying fund of the Target Portfolio invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed income securities may be difficult or impossible to sell at the time that the portfolio manager would like or at the price the portfolio managers believe the security is currently worth. To the extent the Acquiring Portfolio or an underlying fund of the Target Portfolio invest in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that the Acquiring Portfolio or an underlying fund of the Target Portfolio invests in derivatives tied to fixed-income securities, the Acquiring Portfolio or such underlying fund may be more substantially exposed to these risks than a fund that does not invest in such derivatives.

The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed-income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. The Acquiring Portfolio and an underlying fund of the Target Portfolio may also be subject to heightened interest rate and liquidity risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. In December 2016, the Federal Reserve raised the target range for the federal funds rate, which was only the second such interest rate hike in nearly a decade. To the extent that the Federal Reserve continues to raise rates, there is a risk that the fixed-income markets will experience increased volatility and that the liquidity of the Acquiring Portfolio or of certain underlying fund investments may be reduced. These developments could cause the Acquiring Portfolio’s and the underlying fund’s NAV to fluctuate or make it more difficult for the Acquiring Portfolio and the underlying fund of the Target Portfolio to accurately value their securities. These developments or others also could cause the Acquiring Portfolio and an underlying fund of the Target Portfolio to face increased shareholder redemptions, which could force the Acquiring Portfolio and the underlying fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the underlying fund of the Target Portfolio and each Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Acquiring Portfolio and the underlying fund of the Target Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the underlying fund of the Target Portfolio and each Portfolio.

Foreign Exposure Risk. Certain underlying funds of the Target Portfolio may have significant exposure to foreign markets as a result of their investments in foreign equity and debt securities, including investments in emerging markets, which can be more volatile than the U.S. markets. Within the parameters of its specific investment policies, the Acquiring Portfolio may also invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets.

With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, management, and shareholder base. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities and an underlying fund’s and the Acquiring Portfolio’s returns and NAV may depend on factors other than the performance of a particular company. These factors include, but may not be limited to, fluctuations in currency exchange rates, political and economic risk, regulatory risk, foreign market risk, geographic investment risk, and transaction costs. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Acquiring Portfolio and the underlying funds of the Target Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Acquiring Portfolio or an underlying fund of the Target Portfolio has invested a significant amount of its assets may have a greater effect on the Acquiring Portfolio’s or an underlying fund’s performance than it would in a more geographically diversified portfolio. To the extent the Acquiring Portfolio or an underlying fund of the Target Portfolio invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

High-Yield/High-Risk Bond Risk. A high-yield/high-risk bond (also called a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

To the extent the Acquiring Portfolio invests in high-yield/high-risk bonds, under normal circumstances, the Acquiring Portfolio will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets. For example, investments in any or all of the following funds – Janus Henderson Global Unconstrained Bond Portfolio, Janus Henderson Global Unconstrained Bond Fund, and Janus Henderson High-Yield Fund – as an underlying fund(s) of the Target Portfolio, may invest without limit in high-yield/high-risk bonds. Janus Henderson Real Return Fund, an underlying fund of the Target Portfolio, may invest up to 90% of its net assets in high-yield/high-risk bonds. Other underlying funds of the Target Portfolio have limits related to their investments in high-yield/high-risk bonds that range from 65% or less to 20% or less of their net assets.

High-yield/high-risk bonds may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Please refer to the “Explanation of Rating Categories” section of each Portfolio’s SAI, which is incorporated by reference herein and available upon request without charge, for a description of bond rating categories.

Industry Risk. Although the Target Portfolio does not concentrate its investments in specific industries, certain underlying funds may invest in companies related in such a way that they react similarly to certain industry-specific market or economic developments. For example, in the life sciences, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in an underlying fund’s portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in an underlying fund’s portfolio may become rapidly obsolete or have relatively short product cycles. As a result, such underlying funds’ returns may be considerably more volatile than the returns of an underlying fund that does not invest in similarly related companies.

The Acquiring Portfolio’s investments, if any, in multiple companies in a particular industry or economic sector may increase the Acquiring Portfolio’s exposure to industry risk.

Inflation-Related Investments Risk. Inflation-linked swaps, inflation-linked bonds (including Treasury Inflation-Protected Securities, also known as TIPS), and other inflation-linked securities are subject to inflation risk. A swap held long by an underlying fund can potentially lose value if the rate of inflation over the life of the swap is less than the fixed rate that the underlying fund agrees to pay at the initiation of the swap. Except for an underlying fund’s investments in TIPS, which are guaranteed as to principal by the U.S. Treasury, the inflation-adjusted principal value of inflation-linked bonds repaid at maturity may be less than the original principal. Because of their inflation linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate securities. In the event of deflation, where prices decline over time, the principal and income of inflation-linked bonds will likely decline, resulting in losses to an underlying fund of the Target Portfolio.

Initial Public Offering Risk. The Target Portfolio may invest in underlying funds that may purchase shares issued as part of, or a short period after, a company’s IPO, and may at times dispose of those shares shortly after their acquisition. The portfolio managers of the Acquiring Portfolio may purchase shares issued as part of, or a short period after, a company’s IPO, and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. To the extent the Target Portfolio is investing in underlying funds that purchase shares issued in IPOs and to the extent Acquiring Portfolio purchases shares in an IPO, each Portfolio is exposed to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Acquiring Portfolio or the underlying funds in which the Target Portfolio invests, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on the Acquiring Portfolio’s or certain underlying funds’ performance in the past, there can be no assurance that the Acquiring Portfolio or the underlying funds of the Target Portfolio will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. In addition, as each Portfolio or underlying fund of the Target Portfolio increases in size, the impact of IPOs on each Portfolio’s performance will generally decrease.

Interest Rate Risk. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. Each Portfolio may use futures, swaps, options, and other derivatives to manage interest rate risk.

Investment Process Risk. The portfolio managers of Janus Henderson Adaptive Global Allocation Fund, an underlying fund of the Target Portfolio, use certain proprietary models, including a proprietary options implied information model, to implement the underlying fund’s investment strategy. These models may not be successful in identifying how the underlying fund’s allocations and underlying security exposures should be adjusted in order to reduce the risk of loss while participating in the upside growth of capital markets. As a result, there is a risk that the underlying fund may underperform its benchmark if these models do not correctly identify indicators of risk and reward between asset classes, sectors, and regions. Further, while the use of these models and subsequent portfolio reallocations are intended to benefit investors that invest in the underlying fund of the Target Portfolio, these techniques could in certain cases have a detrimental effect on the underlying fund, including increasing portfolio turnover (and related transactions costs) and causing the underlying fund to incur taxable gains. The Adviser does not have prior experience using these models, and there is no guarantee that the investment techniques and analyses used by the underlying fund’s portfolio managers will produce the desired results.

Leverage Risk. Engaging in transactions using leverage or those having a leveraging effect subjects an underlying fund of the Target Portfolio and the Acquiring Portfolio to certain risks. Leverage can magnify the effect of any gains or losses, causing an underlying fund of the Target Portfolio or the Acquiring Portfolio to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject an underlying fund or the Acquiring Portfolio to leveraged market exposure to commodities. In addition, an underlying fund’s and the Acquiring Portfolio’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the underlying fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.

Liquidity Risk. The Acquiring Portfolio and an underlying fund of the Target Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Acquiring Portfolio and an underlying fund of the Target Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Acquiring Portfolio and an underlying fund of the Target Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect a portfolio’s value or prevent such portfolio from being able to take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the Acquiring Portfolio and an underlying fund of the Target Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While the Acquiring Portfolio and an underlying fund of the Target Portfolio may pay redemptions in-kind, the Acquiring Portfolio and an underlying fund of the Target Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If Acquiring Portfolio or an underlying fund of the Target Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Acquiring Portfolio’s or an underlying fund of the Target Portfolio’s NAV and may increase brokerage costs.

Loan Risk. The Acquiring Portfolio and the underlying funds of the Target Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. The risks of such investments vary, depending on the type of loans underlying the investments, as described below.

•	Bank Loan Risk. The bank loans in which the Acquiring Portfolio and the underlying funds of the Target Portfolio invest may be denominated in U.S. or non-U.S. currencies, including the euro. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Acquiring Portfolio’s and the underlying funds’ investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Some participation interests and assignments may not be considered “securities,” and purchasers, such as the Acquiring Portfolio and the underlying funds of the Target Portfolio, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Additionally, because the Adviser, in the course of investing the Acquiring Portfolio’s and the underlying funds’ assets in loans, may have access to material non-public information regarding the borrower, the ability of the Acquiring Portfolio and the underlying funds of the Target Portfolio to purchase or sell publicly-traded securities of such borrowers may be restricted. In addition, to the extent the Acquiring Portfolio or an underlying fund of the Target Portfolio invests in non-U.S. bank loan investments, those investments also are subject to the risks of foreign investment, including Eurozone risk.

If the Acquiring Portfolio or an underlying fund of the Target Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. In the case of the Target Portfolio, enforcement of rights of a participation interest are through the underlying fund held by the Target Portfolio which may limit Target Portfolio’s ability to enforce such rights. There are also risks involved in purchasing assignments. If a loan is foreclosed, the Acquiring Portfolio and the underlying fund of the Target Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Acquiring Portfolio and the underlying fund of the Target Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. There may be a number of intermediate participants in bank loan transactions and loan agreements that have specific rights, obligations, terms, and conditions.

As such, any number of factors in an investment in bank loans could cause the Acquiring Portfolio and the underlying funds of the Target Portfolio to lose income or principal on a particular investment, which in turn could affect the Acquiring Portfolio’s and the underlying funds of the Target Portfolio’s returns, and you could lose money.

Interest rates on floating rate bank loans adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Acquiring Portfolio and the underlying funds of the Target Portfolio. Additionally, borrowers may pay back principal in whole or part, prior to scheduled due dates. Such prepayment may result in the Acquiring Portfolio and the underlying funds of the Target Portfolio realizing less income on a particular investment and replacing the floating rate bank loan with a less attractive security, which may provide less return to the Acquiring Portfolio and the underlying funds of the Target Portfolio.

Bank loans are generally less liquid than many other fixed-income securities and may be subject to restrictions on resale. Transactions in bank loans may take more than seven days to settle. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet the Acquiring Portfolio or an underlying fund of the Target Portfolio’s redemption obligations until a substantial period after the sale of the loans. To the extent that extended settlement creates short-term liquidity needs, the Acquiring Portfolio or the underlying fund of the Target Portfolio may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Portfolio).

The Acquiring Portfolio and the underlying funds of the Target Portfolio may not be able to identify and invest in attractive floating rate bank loans, such as senior loans, as the market for such investments may be limited in certain economic conditions or because of a high number of potential purchasers of assignments and participations. The Acquiring Portfolio and the underlying funds of the Target Portfolio may also invest in other floating rate debt securities or other investments. For example, the Acquiring Portfolio and the underlying funds of the Target Portfolio may invest in junior or subordinated loans or unsecured loans. Such loans may not provide desired returns or may increase the potential for loss of income or principal. Bank loan investments may be generally considered speculative and risks arising from the Acquiring Portfolio and the underlying funds of the Target Portfolio’s investments in bank loans may be similar to those of investments in “junk” bonds or below investment grade investments. The Acquiring Portfolio’s and the underlying funds’ investments in bank loans may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.

•	Bridge Loan Risk. Investments in bridge loans subject the Acquiring Portfolio and the underlying funds of the Target Portfolio to certain risks in addition to those described above. In addition, any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

•	DIP Loan Risk. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, the Acquiring Portfolio’s and an underlying fund’s only recourse will be against the property securing the DIP loan.

•	Mezzanine Loan Risk. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.

Long/Short Position Risk. The value of an underlying fund’s long portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if an underlying fund’s portfolio managers are incorrect about their assessment of a company’s intrinsic worth. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s long portfolio could also decrease if there are deteriorating economic or market conditions. Conversely, an underlying fund’s short positions may result in a loss (which may be unlimited) if the value of an individual company or security, or multiple companies or securities, in the portfolio increases or if the stock market goes up, regardless of how well the businesses of individual companies or securities in the portfolio perform. If the value of an underlying fund of the Target Portfolio’s portfolio decreases, the underlying fund’s NAV will also decrease.

Management Risk. The underlying funds of the Target Portfolio and the Acquiring Portfolio are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the underlying funds of the Target Portfolio and the Acquiring Portfolio may fail to produce the intended results. The underlying funds of the Target Portfolio and the Acquiring Portfolio may underperform their benchmark index or other mutual funds with similar investment objectives. When substantially all of an underlying fund of the Target Portfolio or the Acquiring Portfolio’s investments are in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the underlying fund of the Target Portfolio’s and the Acquiring Portfolio’s share price may also decrease.

An underlying fund of the Target Portfolio and the Acquiring Portfolio may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates.

The Acquiring Portfolio may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager’s use of derivative investments will benefit the Acquiring Portfolio. The Acquiring Portfolio’s performance could be worse than if the Acquiring Portfolio had not used such instruments. Use of such investments may instead increase risk to the Acquiring Portfolio, rather than reduce risk. The Acquiring Portfolio’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (“junk” bonds), initial public offerings, or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s use of such investments may have a magnified performance impact on a portfolio with a small asset base and the portfolio may not experience similar performance as its assets grow.

Market Risk. Underlying funds of the Target Portfolio and the Acquiring Portfolio investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund’s portfolio and the Acquiring Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio or the Acquiring Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund of the Target Portfolio or the Acquiring Portfolio invests. As discussed in more detail under “Fixed-Income Securities Risk,” the conclusion of the Federal Reserve Board’s quantitative easing program could cause the value of an underlying fund of the Target Portfolio and the Acquiring Portfolio to decrease and result in heightened levels of market volatility as well as interest rate risk and liquidity risk. If the value of the underlying fund’s portfolio or the Acquiring Portfolio’s holdings decreases, an underlying fund’s or the Acquiring Portfolio’s NAV will also decrease, resulting in a decrease in each respective Portfolio’s NAV, which means if you sell your shares in the Target Portfolio or Acquiring Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.

Mathematical Investment Process Risk. The proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds of the Target Portfolio, may not achieve the desired results. Additionally, the rebalancing techniques used by the Adviser and INTECH may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. For certain underlying funds, there is a risk that if INTECH’s method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the underlying fund of the Target Portfolio may not outperform its respective benchmark index. In addition, INTECH’s low volatility strategy may underperform the benchmark index during certain periods of up markets and may not achieve the desired level of protection in down markets. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact the Target Portfolio’s performance. In addition, others may attempt to utilize public information related to INTECH’s investment strategy in a way that may affect performance. To minimize the risk of significant underperformance relative to an underlying fund’s benchmark index, INTECH has designed certain risk controls. In addition, the underlying funds of the Target Portfolio normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, INTECH may invest in exchange-traded funds or use futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs

Mortgage- and Asset-Backed Securities Risk. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing an underlying fund of the Target Portfolio that holds mortgage-backed securities and the Acquiring Portfolio to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce an underlying fund’s and the Acquiring Portfolio’s returns because the underlying fund of the Target Portfolio and the Acquiring Portfolio will have to reinvest that money at lower prevailing interest rates. Investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.

Similarly, the value of an underlying fund’s and the Acquiring Portfolio’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. An underlying fund of the Target Portfolio and the Acquiring Portfolio could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.

Nondiversification Risk. Certain underlying funds of the Target Portfolio are classified as nondiversified under the 1940 Act, and may hold a greater percentage of their assets in a smaller number of issuers. As a result, an increase or decrease in the value of a single security held by an underlying fund may have a greater impact on the underlying fund’s NAV and total return. Being nondiversified may also make an underlying fund more susceptible to financial, economic, political, or other developments that may impact a security. Although an underlying fund of the Target Portfolio may satisfy the requirements for a diversified fund, its nondiversified classification gives the underlying fund’s portfolio manager more flexibility to hold larger positions in a smaller number of securities than an underlying fund that is classified as diversified. An underlying fund’s policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the underlying fund’s performance and its share price.

Portfolio Turnover Risk. Increased portfolio turnover of the underlying funds of the Target Portfolio and the Acquiring Portfolio may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Portfolio’s performance.

Real Estate Securities Risk. To the extent an underlying fund or the Acquiring Portfolio holds equity and/or debt securities of real estate related companies, a Portfolio may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If the Acquiring Portfolio or an underlying fund of the Target Portfolio has REIT investments, the fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the fund’s expenses.

REIT Risk. To the extent the Acquiring Portfolio or an underlying fund of the Target Portfolio holds REITs, each may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which the Acquiring Portfolio or an underlying fund of the Target Portfolio may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements are transactions in which the Acquiring Portfolio or an underlying fund of the Target Portfolio sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker dealer, at an agreed upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Acquiring Portfolio or underlying fund of the Target Portfolio on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that an underlying fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to the Acquiring Portfolio and an underlying fund of the Target Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by the Acquiring Portfolio or an underlying fund of the Target Portfolio with those proceeds, resulting in reduced returns to shareholders. When the Acquiring Portfolio or an underlying fund of the Target Portfolio enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations. In the event of such a default, the Acquiring Portfolio or the underlying fund of the Target Portfolio may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on the Acquiring Portfolio’s and the underlying fund’s portfolio. The use of leverage can magnify the effect of any gains or losses, causing the Acquiring Portfolio or an underlying fund to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy used by the Acquiring Portfolio or an underlying fund will be successful.

Rule 144A Securities Risk. The Acquiring Portfolio and certain underlying funds of the Target Portfolio may invest in Rule 144A securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but which may be resold to certain institutional investors. Such securities may be determined to be liquid in accordance with guidelines established by the Trustees. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect negatively the Acquiring Portfolio’s and an underlying fund’s ability to dispose of such securities promptly or at expected prices. As such, even if determined to be liquid, the Acquiring Portfolio’s and an underlying fund’s investment in Rule 144A securities may subject the Acquiring Portfolio and the underlying fund of the Target Portfolio to enhanced liquidity risk and potentially increase the Acquiring Portfolio’s and an underlying fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time.

Securities Lending Risk. The Acquiring Portfolio and an underlying fund of the Target Portfolio may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Acquiring Portfolio and an underlying fund of the Target Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of their total assets as determined at the time of the loan origination. When the Acquiring Portfolio or an underlying fund of the Target Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Acquiring Portfolio and the underlying fund of the Target Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Acquiring Portfolio and the underlying fund of the Target Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Acquiring Portfolio and the underlying fund of the Target Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to collateralize the loan. If the Acquiring Portfolio and the underlying fund of the Target Portfolio are unable to recover a security on loan, they may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Acquiring Portfolio and the underlying fund of the Target Portfolio. The Adviser intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

Short Sales Risk. Short sales are speculative transactions and involve special risks, including a greater reliance on the ability of an underlying fund’s or the Acquiring Portfolio’s portfolio manager to accurately anticipate the future value of a security. The Acquiring Portfolio and an underlying fund of the Target Portfolio will suffer a loss if they sell a security short and the value of the security rises rather than falls. The Acquiring Portfolio’s and an underlying fund’s losses are potentially unlimited in a short sale transaction. The use of short sales may also cause the Acquiring Portfolio and an underlying fund of the Target Portfolio to have higher expenses than those of other funds. In addition, due to the investment process of long and short positions, the Acquiring Portfolio and an underlying fund of the Target Portfolio may be subject to additional transaction costs that may lower the Acquiring Portfolio’s and the underlying fund’s returns. The Acquiring Portfolio’s and an underlying fund’s use of short sales may also have a leveraging effect on each respective portfolio.

Small- and Mid-Sized Companies Risk. Due to certain underlying funds’ and the Acquiring Portfolio’s investments in securities issued by small- and mid-sized companies, the underlying funds’ and the Acquiring Portfolio’s NAV may fluctuate more than that of an underlying fund of the Target Portfolio or the Acquiring Portfolio investing primarily in large companies. An underlying fund’s and the Acquiring Portfolio’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on an underlying fund’s and the Acquiring Portfolio’s returns, especially as market conditions change.

Sovereign Debt Risk. The Acquiring Portfolio and certain underlying funds of the Target Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Acquiring Portfolio and an underlying fund of the Target Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Acquiring Portfolio’s and the underlying fund’s holdings.

In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Acquiring Portfolio or the underlying fund of the Target Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Acquiring Portfolio or an underlying fund of the Target Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

Subsidiary Risk. Certain underlying funds of the Target Portfolio may gain exposure to the commodities markets by investing in wholly-owned subsidiaries organized under the laws of the Cayman Islands (each, a “Subsidiary”).By investing in a Subsidiary, such as Janus Henderson Diversified Alternatives Subsidiary, Ltd., Ltd., a wholly-owned subsidiary organized under the laws of the Cayman Islands of Janus Diversified Alternatives Fund, an underlying fund of the Target Portfolio will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the underlying fund. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act. The Internal Revenue Service (“IRS”) has previously issued a number of private letter rulings to mutual funds (but not the underlying fund), in which it ruled that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. The IRS has suspended issuance of any further private letter rulings pending a review of its position. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund’s prospectus and the SAI. Such changes could adversely affect the underlying fund’s ability to meet its investment objective and jeopardize the underlying fund’s status as a regulated investment company under the U.S. tax code, which in turn may subject the underlying fund to higher tax rates and/or penalties.

Swap Agreements Risk. The Acquiring Portfolio and certain underlying funds of the Target Portfolio may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect their holdings from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to the underlying fund. If the other party to a swap defaults, the underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Acquiring Portfolio or an underlying fund of the Target Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Acquiring Portfolio or the underlying fund and reduce the each fund’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms” of Appendix D.

TBA Commitments Risk. The Acquiring Portfolio and certain underlying funds of the Target Portfolio may enter into “to be announced” or “TBA” commitments. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, an underlying fund of the Target Portfolio will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to an underlying fund may be less favorable than the security delivered to the dealer.

Unconstrained Investing Risk. Because the portfolio managers of Janus Henderson Global Unconstrained Bond Portfolio and Janus Henderson Global Unconstrained Bond Fund, each a current and/or potential underlying fund of the Target Portfolio, employ an unconstrained investment approach, each underlying fund may have exposure to a broader range of securities and instruments, credit qualities, maturities, countries, and regions than its benchmark index. As a result, there is a greater risk that each underlying fund may underperform the 3-Month USD LIBOR (each underlying fund’s benchmark) if the portfolio managers’ expectations regarding market trends and the interplay of market factors are incorrect. In addition, each underlying fund’s performance may be more volatile than a fund with more tailored investment strategies because the success of the portfolio managers’ selections is dependent on a greater number of variables.

Other Comparative Information about the Portfolios

Investment Adviser

Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Acquiring Portfolio and the Target Portfolio and will continue as the investment adviser to the Acquiring Portfolio following the Merger. The Adviser also provides certain management and administrative services and is responsible for other business affairs of the Portfolios and will provide the same services to the Acquiring Portfolio following the Merger.

The Adviser and the Trust have received an exemptive order from the SEC that permits the Adviser, subject to the approval of the Trustees, to appoint or replace certain sub-advisers to manage all or a portion of a Portfolio’s assets and enter into, amend, or terminate a sub-advisory agreement with certain sub-advisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to sub-advisers that are not affiliated with the Acquiring Portfolio or the Adviser (“non-affiliated sub-advisers”), as well as any sub-adviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act of the Adviser or of another company that, indirectly or directly, wholly owns the Adviser (collectively, “wholly-owned sub-advisers”).Pursuant to the order, the Adviser, with the approval of the Board of Trustees, has the discretion to terminate any sub-adviser and allocate and, as appropriate, reallocate the Acquiring Portfolio’s assets among the Adviser and any other non-affiliated sub-advisers or wholly-owned sub-advisers (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser). The Adviser, subject to oversight and supervision by the Board of Trustees, has responsibility to oversee any sub-adviser to the Acquiring Portfolio and to recommend for approval by such Trustees, the hiring, termination, and replacement of a sub-adviser for the Acquiring Portfolio. The order also permits the Acquiring Portfolio to disclose sub-advisers’ fees only in the aggregate in the SAI. In the event that the Adviser hires a new sub-adviser pursuant to the manager-of-managers structure, the Acquiring Portfolio would provide shareholders with information about the new sub-adviser and sub-advisory agreement within 90 days.

The Adviser furnishes certain administration, compliance, and accounting services for the Portfolios, and will furnish such services to the Acquiring Portfolio following the Merger, and is reimbursed by such Portfolio for certain of its costs in providing those services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Henderson and/or its affiliates may serve as officers of the Trust. The Adviser provides office space for the Portfolios. Some expenses related to compensation payable to the Trust’s Chief Compliance Officer and compliance staff are shared with other Janus Henderson funds. The Portfolios, along with other Janus Henderson funds, also pay for some or all of the salaries, fees, and expenses of certain Janus employees and/or its affiliates and certain Trust officers, with respect to certain specified administration functions they perform on behalf of the Portfolios. The Portfolios pay these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser provides to the Portfolios. These arrangements are anticipated to remain in place with respect to the Acquiring Portfolio following the Merger.

Management Expenses

Each Portfolio pays its investment adviser an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (Rule 12b-1 fee), administrative services fees and out-of-pocket expenses payable pursuant to a transfer agency agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent trustees’ fees and expenses. Each Portfolio’s advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay. Following the Merger, the Acquiring Portfolio will pay the Adviser an investment advisory fee rate in accordance with the contractual fee schedule that is identical to the investment advisory fee rate paid under that same contractual fee schedule currently paid by the Acquiring Portfolio to the Adviser.

The following table reflects both the Target Portfolio’s and the Acquiring Portfolio’s contractual base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Target Portfolio and the Acquiring Portfolio (gross and net of fee waivers, if applicable) for the semi-annual period ended fiscal year ended June 30, 2017. The rate shown is a fixed rate based on a Portfolio’s average daily net assets.

The Target Portfolio pays an investment advisory fee to the Adviser at an annual rate of 0.05% of the Target Portfolio’s average daily net assets, calculated daily and paid monthly. The Adviser also receives an investment advisory fee for managing the underlying funds that the Target Portfolio may invest in. The Acquiring Portfolio pays the Adviser an investment advisory fee at the annual rate of 0.55% of the Acquiring Portfolio’s average daily net assets, calculated daily and paid monthly. The fourth column shows the actual amount of the investment advisory fee rate paid by both the Target Portfolio and the Acquiring Portfolio for the fiscal year ended June 30, 2017, which includes any applicable fee waiver. The Target Portfolio’s lower investment advisory fee rate compared to the Acquiring Portfolio is a result of that Portfolio’s implementation of its investment strategy through investment in other Janus mutual funds. As an investor in other Janus mutual funds, Target Portfolio shareholders also indirectly pay the fees and expenses, including investment advisory fees, of the underlying funds in which the Target Portfolio invests (referred to as “acquired fund fees and expenses”). For the fiscal year ended June 30, 2017, these indirect expenses amount to 0.76% and 0.76% of the Target Portfolio’s Service Shares and Institutional Shares, respectively, average daily net assets.

Portfolio Name	Average Daily Net Assets	Contractual Fee Rate (%)	Actual Management Fee Rate(1)(2) (%)
Target Portfolio	All Asset Levels	0.05%	0.00(3)
Acquiring Portfolio	All Asset Levels	0.55%	0.55%
Acquiring Portfolio (post-Merger)	All Asset Levels	0.55%	0.55%(4)
(1)	Information is shown for the semi-annual period ended June 30, 2017.
(2)	The Adviser has agreed to waive its investment advisory fee and/or reimburse Target Portfolio expenses to the extent that the Target Portfolio’s total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) exceed the annual rate of 0.14% of the Target Portfolio’s average daily net assets until at least May 1, 2019. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus, which is incorporated by reference herein. The waiver is not reflected in the contractual fee rate shown.
(3)	For the semi-annual period ended June 30, 2017, the Target Portfolio did not pay the Adviser any investment advisory fees because the Target Portfolio’s fee waiver exceeded the investment advisory fee.
(4)	On a pro forma basis assuming consummation of the Merger on June 30, 2017.

A discussion regarding the basis for the Board of Trustees’ approval of the Portfolios’ investment advisory agreements is included in each Portfolio’s annual report (for the period ending December 31) or semiannual report (for the period ending June 30) to shareholders. You can request the Portfolios’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, insurance company, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687. The Portfolios’ reports are available free of charge at https://en-us.janushenderson.com/advisor/variable-insurance.

Target Portfolio Investment Personnel

Co-Portfolio Managers Ashwin Alankar and Enrique Chang jointly share responsibility for the day-to-day management of the Target Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.

Ashwin Alankar is Head of Global Asset Allocation and Risk Management and Executive Vice President and Co-Portfolio Manager of the Target Portfolio, which he has co-managed since September 2014. Mr. Alankar is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in August 2014. He is also Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital. Prior to joining Janus Capital, Mr. Alankar was Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity products and a senior portfolio manager of the firm’s systematic multi-asset class alternative investment efforts from 2010 to 2014, and was a partner and portfolio manager for Platinum Grove Asset Management from 2003 to 2010. Mr. Alankar holds a Bachelor of Science degree in Mathematics and Chemical Engineering and a Master of Science degree in Chemical Engineering from the Massachusetts Institute of Technology, and a Ph.D. in Finance from the University of California at Berkeley’s Haas School of Business.

Enrique Chang is Global Chief Investment Officer at Janus Henderson Investors, a position he has held since the merger of Janus and Henderson in 2017. He is also Executive Vice President and Co-Portfolio Manager of the Target Portfolio. Prior to the merger, Mr. Chang was the President and Head of Investments. In his current role, he leads Janus Henderson’s global investment team. Mr. Chang is also a Portfolio Manager on the Janus Henderson Global Allocation strategies and a member of the Janus Henderson executive committee. He previously served as chief investment officer and executive vice president for American Century Investments. Mr. Chang joined American Century in 2006 and was named CIO in January 2007. Additionally, he was a director of the corporate board. Mr. Chang was also a member of the firm’s asset allocation committee and investment management senior leadership team. He previously was the CIO responsible for global and non-U.S. equity. Before American Century, Mr. Chang was president and chief investment officer for Munder Capital Management. Earlier in his career, he held a number of senior investment management positions at Vantage Global Advisor, J&W Seligman and Co., and General Reinsurance Corp. Mr. Chang earned a Bachelor of Arts degree in mathematics from Fairleigh Dickinson University, and an MBA in finance/quantitative analysis, and an MS in statistics and operations research from New York University. He has 29 years of financial industry experience.

Acquiring Portfolio Investment Personnel

Co-Portfolio Managers Jeremiah Buckley, Marc Pinto, Mayur Saigal, and Darrell Watters are responsible for the day-to-day management of the Acquiring Portfolio. Messrs. Buckley and Pinto focus on the equity portion of the Acquiring Portfolio. Messrs. Saigal and Watters focus on the fixed-income portion of the Acquiring Portfolio. This investment team will continue to manage the Acquiring Portfolio after the Merger.

Jeremiah Buckley, CFA, is Executive Vice President and Co-Portfolio Manager of Acquiring Portfolio, which he has co-managed since December 2015. Mr. Buckley is also Portfolio Manager of other Janus Henderson accounts and performs duties as a research analyst. He joined Janus Capital in 1998. Mr. Buckley holds a Bachelor of Arts degree in Economics from Dartmouth College, where he graduated Phi Beta Kappa. Mr. Buckley holds the Chartered Financial Analyst designation.

Marc Pinto, CFA, is Executive Vice President and lead Co-Portfolio Manager of Acquiring Portfolio, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 1994 as an analyst. Mr. Pinto holds a Bachelor’s degree in History from Yale University and a Master of Business Administration degree from Harvard University. Mr. Pinto holds the Chartered Financial Analyst designation.

Mayur Saigal is Head of Fundamental Fixed Income Risk of Janus Henderson and Executive Vice President and Co-Portfolio Manager of Acquiring Portfolio, which he has co-managed since December 2015.

Mr. Saigal is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in July 2005 as a fixed-income analyst. Mr. Saigal holds a Bachelor’s degree in Engineering from Mumbai University and a Master of Business Administration degree from the Thunderbird School of Global Management.

Darrell Watters is Head of U.S. Fundamental Fixed Income of Janus Henderson and Executive Vice President and Co-Portfolio Manager of Acquiring Portfolio, which he has co-managed since December 2015. Mr. Watters is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor’s degree in Economics from Colorado State University.

Each Portfolio’s SAI, dated May 1, 2017 and as supplemented on June 5, 2017, July 27, 2017 and September 1, 2017, which is incorporated by reference herein, provide information about the compensation structure for each Portfolio’s investment personnel and other accounts managed, as well as the range of their individual ownership of securities of the specific Portfolio(s) they manage and the aggregate range of their individual ownership in all mutual funds advised by the Adviser, as the case may be.

Financial Highlights

The financial highlights for each Portfolio are incorporated herein by reference to each Portfolio’s annual report for the fiscal year ended December 31, 2016 and to each Portfolio’s semi-annual report for the semi-annual period ended June  30, 2017.

Conflicts of Interest

The Adviser manages many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Portfolios’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.

Additionally, because the Adviser is the adviser to the Target Portfolio and the underlying funds it invests in, it is subject to certain potential conflicts of interest when allocating the assets of the Target Portfolio among underlying funds. The portfolio managers, officers, and Trustees of the Target Portfolio may also serve in the same capacity as portfolio managers, officers, and Trustees of the underlying funds. Conflicts may arise as the portfolio managers, officers, and Trustees seek to fulfill their fiduciary responsibilities to both the Target Portfolio and the underlying funds. Purchases and redemptions of an underlying fund by the Target Portfolio due to reallocations or rebalancing may result in an underlying fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by the Target Portfolio could cause an underlying fund’s actual expenses to increase, or could result in an underlying fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the underlying fund’s expense ratio. The impact of these transactions is likely to be greater when the Target Portfolio purchases, redeems, or owns a substantial portion of the underlying fund’s shares.

A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolios’ combined SAI, which is incorporated by reference herein.

Pricing of Portfolio Shares

The Portfolios calculate their respective NAV per share at the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern Time) each business day. For additional information about calculation of NAV, please refer to Appendix C to this Proxy Statement/Prospectus.

Purchase of Portfolio Shares

A detailed description of the Acquiring Portfolio’s policy with respect to purchases is available in Appendix C to this Proxy Statement/Prospectus.

Redemption of Portfolio Shares

A detailed description of the Acquiring Portfolio’s policy with respect to redemptions is available in Appendix C to this Proxy Statement/Prospectus.

Dividends and Distributions

A detailed description of the Acquiring Portfolio’s policy with respect to dividends and distributions is available in Appendix C to this Proxy Statement/Prospectus.

Frequent Purchases and Redemptions

A detailed description of the Acquiring Portfolio’s policies with respect to frequent trading of Portfolio shares is available in Appendix C to this Proxy Statement/Prospectus.

Tax Consequences

A detailed description of the U.S. federal income tax consequences of buying, holding, exchanging, and selling the Acquiring Portfolio’s shares is available in Appendix C to this Proxy Statement/Prospectus.

Distribution Arrangements

A detailed description of the Acquiring Portfolio’s distribution arrangements is available in Appendix C to this Proxy Statement/Prospectus.

For a description of the Target Portfolio’s policies with respect to pricing, purchases, redemptions, dividends and distributions, frequent trading of Portfolio shares, tax consequences of buying, holding, exchanging and selling Portfolio shares, and distribution arrangements, refer to the Target Portfolio’s prospectus, which is incorporated by reference herein, and available upon request without charge.

Trustees and Officers

The following individuals comprise the Board of Trustees of the Trust: Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart, Diane Wallace and Linda S. Wolf. Each Trustee is independent of the Adviser, Janus Distributors LLC, and the Trust. The officers of the Trust are disclosed in the Portfolios’ SAI, which is incorporated herein by reference and has been filed with the SEC.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, the Independent Registered Public Accounting Firm for the Acquiring Portfolio and the Target Portfolio, audits each Portfolio’s annual financial statements and compiles their tax returns. PricewaterhouseCoopers LLP will continue as the Independent Registered Public Accounting Firm for the Acquiring Portfolio following the Merger.

Charter Documents

The following is a summary of certain provisions of the Trust Instrument that each Portfolio is governed by and is qualified in its entirety by reference to the Trust Instrument.

Voting. As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Portfolio that you own. Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes.

All shares of a Portfolio participate equally in dividends and other distributions by the shares of the same class of that Portfolio, and in residual assets of that class of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion, or appraisal rights. Shares of each Portfolio may be transferred by endorsement or stock power as is customary, but a Portfolio is not bound to recognize any transfer until it is recorded on its books.

Shareholder Meetings. The Trust is not required, and does not intend, to hold annual shareholder meetings unless otherwise required by the Trust Instrument, the 1940 Act or in compliance with any regulatory order. Special meetings may be called for a specific fund or for the Trust for purposes such as election of Trustees, when required by the Trust Instrument or to comply with the 1940 Act or a regulatory order. Under the Trust Instrument, special meetings of shareholders of the Trust or of any fund shall be called upon written request of shareholders holding at least two-thirds of the shares then outstanding of such series or class entitled to vote.

Shareholder Liability. Under Delaware law, except to the extent otherwise provided in the Trust Instrument, shareholders of the Trust are entitled to the same limitation of personal liability extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. However, the Trust Instrument disclaims shareholder liability for acts or obligations of the Portfolios and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Portfolios or the Trustees. The Trust Instrument also provides for indemnification from the assets of the Portfolios for all losses and expenses of any Portfolio shareholder held liable for the obligations of their Portfolio. The Trustees intend to conduct the operations of the Portfolios to avoid, to the extent possible, liability of shareholders for liabilities of their Portfolio.

Trustee Liability. A Trustee shall be liable for such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Portfolio with which such person dealt for payment under such credit, contract, or claim.

Liquidation or Dissolution. In the event of the liquidation or dissolution of the Trust, shareholders of the Portfolios are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to their portfolio, or in the case of a class, belonging to that portfolio and allocable to that class, over the liabilities belonging to that portfolio or class. The assets shall be distributed to shareholders in proportion to the relative NAV of the shares of that portfolio or class held by them and recorded on the books of the Trust. The liquidation of any particular fund or class thereof may be authorized at any time by vote of a majority of the Trustees then in office. Shareholders will receive prior notice of any liquidation effecting their portfolio or class.

Shareholder Approval

Approval of the Plan requires the affirmative vote of a 1940 Act Majority (as defined herein) of the Target Portfolio, with all classes of shares voting together as a single class. For purposes of determining the approval of the Plan, abstentions and broker non-votes will have the same effect as shares voted against the Proposal.

The Board of Trustees unanimously recommends that shareholders of the Target Portfolio vote FOR approval of the Plan.

ADDITIONAL INFORMATION

Quorum and Voting

Shareholders of each class of shares issued by the Target Portfolio will vote together as a single class at the Meeting on the Proposal. Each holder of a whole or fractional share shall be entitled to one vote for each whole dollar value or a proportionate fractional vote for each fractional dollar value of NAV held in such shareholder’s name as of the Record Date. If you are not the owner of record, but are a beneficial owner as a participant in a qualified plan or a contract owner of a variable insurance contract, your qualified plan or Participating Insurance Company may request that you provide instruction on how to vote the shares you beneficially own. It is important to note that qualified plans and Participating Insurance Companies generally vote all shares proportionately in accordance with the instructions they have received. This practice is commonly referred to as “echo” voting. Certain Participating Insurance Companies may apply thresholds with respect to the number of voting instructions that must be received from contract owners before such Participating Insurance Company will implement echo voting. The level of thresholds, if any, varies among Participating Insurance Companies. If a qualified plan or Participating Insurance Company does not require voting instructions from a minimum number of shares in order to vote the shares held, as a result, a relatively small number of participants in qualified plans or contracts owners can determine the manner in which a qualified plan or a Participating Insurance Company votes. Your qualified plan or Participating Insurance Company can provide you with additional information.

One-third of the outstanding shares in the Target Portfolio entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. Any lesser number is sufficient for postponements or adjournments. In the event that the necessary quorum to transact business or the vote required to approve the Merger is not obtained at the Meeting, the chairperson of the Meeting may propose one or more postponements or adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Target Portfolio, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Abstentions and broker non-votes are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but will have the effect of a vote against the Proposal.

Approval of the Plan requires the affirmative vote of a 1940 Act Majority of the Target Portfolio. A 1940 Act Majority means the lesser of the vote of (i) 67% or more of the shares of the Target Portfolio entitled to vote thereon present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Target Portfolio entitled to vote thereon.

Janus Capital will vote any shares it holds in the Target Portfolio and has voting authority, and shares for which it is the agent of record and which are not otherwise represented in person or by proxy at the Meeting. Such shares held by Janus Capital will be voted in the same proportion as the votes cast by holders of all shares in the Target Portfolio otherwise represented at the Meeting.

Share Ownership

The following table shows, as of the Record Date, the number of outstanding shares and net assets of each class of the Portfolios. Shareholders of the Acquiring Portfolio will not vote on the Plan.

Portfolio	Total Number of Shares Outstanding	Net Assets
Target Portfolio: Janus Henderson Global Allocation Portfolio - Moderate
– Institutional Shares	5,877	$78,476
– Service Shares	585,161	$7,770,604
Total	591,048	$7,849,081

Acquiring Portfolio: Janus Henderson Balanced Portfolio
– Institutional Shares	12,107,124	$441,904,076
– Service Shares	78,103,011	$3,001,056,128
Total	90,210,136	$3,442,960,204

The officers and Trustees of the Portfolios cannot directly own shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified retirement plan. To the best knowledge of the Trust, such officers and Trustees individually, and collectively as a group, do not directly or beneficially own any outstanding shares of the Portfolios. To the best knowledge of the Trust, unless otherwise noted, as of the Record Date, all of the outstanding shares of the Portfolios were owned by certain insurance company separate accounts or qualified plans. The percentage ownership of each separate account or qualified plan owning 5% or more of the outstanding shares of any Portfolio is listed below.

From time to time, a Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio. The shares held by the separate accounts of each insurance company, including shares for which no voting instructions have been received, are typically voted by each insurance company in proportion to instructions received from contract owners. Since the listed insurance company separate accounts’ voting rights typically are passed through to contract owners, the insurance companies themselves may not exercise voting control over the shares held in those accounts.

Name of Portfolio and Class	Name and Address of Owner	Number of Shares	Percent of Portfolio	Percent of Acquiring Portfolio (pro forma)
Target Portfolio: Janus Henderson Global Allocation – Moderate Service Shares	IDS Life Insurance Corp. FBO VUL III c/o Daryl Johnson 10468 AXP Financial Center Minneapolis, MN 55474	565,290	97%	4.5%
Acquiring Portfolio: Janus Henderson Balanced Portfolio Institutional Shares	GE Life & Annuity Co. Variable Accounts (GELAAC) 6610 W. Broad Street, Richmond, Virginia 23230	2,262,589	19%	17.8%
	Zurich American Life Insurance Co. Zurich North America 1400 American Lane Schaumburg, IL 60196	1,953,463	16%	15.3%
	Annuity Investors Life Insurance Co. PO Box 5423 Cincinnati, OH 45201	1,443,138	12%	11.3%

Name of Portfolio and Class	Name and Address of Owner	Number of Shares	Percent of Portfolio	Percent of Acquiring Portfolio (pro forma)
	Jefferson National Life Insurance Co. 10350 Ormsby Park Pl Ste. 600 Louisville, KY 40223	1,077,956	9%	8.4%
	Allstate Life Insurance PO Box 94210 Palatine, IL 60094	1,010,109	8%	7.9%
	Lincoln Life Flexible Premium Variable Life Account S Mutual Funds Admin. Area Lincoln Financial Group P.O. Box 515 Concord, NH 03302	637,924	5%	5%
	Transamerica Premier Life Insurance Co. TPLIC Account B 4333 Edgewood Rd. NE Cedar Rapids, IA 52499	607,496	5%	4.8%
Acquiring Portfolio: Janus Henderson Balanced Portfolio Service Shares	Separate Account A of Pacific Life Insurance Co. 700 Newport Center Dr. Newport Beach, CA 92660	47,885,090	61%	61%
	Ohio National Life Insurance Co. PO Box 237 Cincinnati, OH 45201	6,742,155	9%	8.6%
	Separate Account A of Pacific Life & Annuity Co. 700 Newport Center Dr. Newport Beach, CA 92660	4,171,945	5%	5%

Solicitation of Proxies

Janus Capital will pay the fees and expenses related to the Proposal, including the costs associated with the drafting, printing, and mailing of this Proxy Statement/Prospectus, the solicitation of proxies, and the Meeting. In addition to solicitation of proxies by mail, certain officers and representatives of the Trust, certain officers and employees of Janus Capital or their affiliates, certain financial services firms and their representatives, without extra compensation, or a solicitor, may solicit proxies personally, by telephone, U.S. Mail, facsimile, verbal, internet, or email communications.

Janus Capital has engaged Computershare, a professional proxy solicitation firm, to assist in the solicitation of proxies, at an estimated cost of $10,000 plus any out-of-pocket expenses. Such expenses will be paid by Janus Capital. Among other things, Computershare will be (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Insurance companies may be required to forward soliciting material to the beneficial owners of shares of the Target Portfolio and to obtain authorization for the execution of proxies. To the extent Janus Capital or the Target Portfolio would have directly borne the expenses for those services, Janus Capital will reimburse these intermediaries for their expenses.

As the Meeting date approaches, certain shareholders whose votes have not been received, may receive telephone calls from a representative of Computershare. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Target Portfolio. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. Janus Capital believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the Proxy Statement/Prospectus and proxy card(s) in the mail. If the information solicited agrees with the information provided to Computershare, then Computershare’s representative has the responsibility to explain the process, and ask for the shareholder’s instructions on the Proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The Computershare representative may read the recommendation set forth in this Proxy Statement/Prospectus. The Computershare representative will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call 1-866-298-8476 immediately if his or her instructions are not accurately reflected in the confirmation.

Telephone Touch-Tone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the enclosed proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

Internet Voting. Shareholders may provide their voting instructions through Internet voting by following the instructions on the enclosed proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet voting session, will, upon request, receive an e-mail confirming their voting instructions. If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement/Prospectus in the postage paid envelope provided or otherwise mailed or provided to the shareholder, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card(s), may contact Computershare at 1-866-298-8476. Any proxy given by a shareholder is revocable until voted at the Meeting.

Revoking a Proxy. Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. Shareholders of the Target Portfolio should submit any written notice of revocation to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, will be voted FOR the Proposal described in this Proxy Statement/Prospectus.

Shares Held by Accounts of Insurance Companies. Shares of the Target Portfolio may be held by certain separate accounts of Participating Insurance Companies to fund benefits payable under certain variable annuity contracts and variable life insurance policies. Each Participating Insurance Company may offer to contract owners the opportunity to instruct it how to vote shares on the Proposal presented at the Meeting. Each contract owner of record at the close of business on the Record Date may have the right to instruct a Participating Insurance Company as to the manner in which shares attributable to their contract should be voted. If a contract owner does not provide voting instructions to a Participating Insurance Company, it may vote all of your beneficially held shares in that separate account in the same proportions as the instructions actually received from its other variable contract holders for that separate account.

Attending the Meeting. If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of a Portfolio’s shares, in order to gain admission you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Portfolio, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. You may contact Computershare to obtain directions to the site of the Meeting.

Shareholder Proposals for Subsequent Meetings

Neither Portfolio is required, nor does it intend, to hold annual shareholder meetings. Shareholder meetings may be called from time to time as described in the Amended and Restated Trust Instrument and the Bylaws of the Trust, as amended.

Under the proxy rules of the SEC, shareholder Proposal that meet certain conditions may be included in a Portfolio’s proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of the Portfolio’s shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Portfolio’s securities to be voted, at the time the Proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Portfolio of any such Proposal. Under those rules, a Proposal must have been submitted within a reasonable time before a Portfolio begins to print and mail its proxy statement/prospectus in order to be included in such proxy statement/prospectus. A Proposal submitted for inclusion in a Portfolio’s proxy material for the next special meeting after the meeting to which the proxy statement/prospectus relates must be received by the Portfolio within a reasonable time before the Portfolio begins to print and mail the proxy materials for that meeting.

A shareholder of a Portfolio wishing to submit a Proposal for inclusion in a proxy statement subsequent to the Meeting should send their written Proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206 within a reasonable time before the Portfolio begins to print and mail the proxy materials for that meeting. The timely submission of a Proposal does not guarantee its inclusion in the Portfolio’s proxy materials.

Shareholder Communications

The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust’s Secretary at the address of the Trust’s principal executive office. All such communications received by the Trust’s Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chairperson of the Nominating and Governance Committee and the independent counsel to the Trustees for further distribution, as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

Reports to Shareholders and Financial Statements

The annual report to shareholders of the Portfolios, including financial statements of each Portfolio, has previously been sent to shareholders. The Portfolios provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of the Portfolios’ most recent annual report and any more recent semiannual report are available, without charge, by calling a Janus Henderson representative at 1-877-335-2687, via the Internet at https://en-us.janushenderson.com/advisor/variable-insurance, or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

Other Matters to Come Before the Meeting

The Board of Trustees is not aware of any matter that will be presented for action at the Meeting other than the matters described in this Proxy Statement/Prospectus. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters in accordance with their best judgment in the interest of the Target Portfolio.

Please vote by Internet or telephone promptly, or complete, sign, date and return the enclosed proxy card(s). No postage is required if you mail your proxy card(s) in the United States.

By order of the Board of Trustees,

/s/ Bruce L. Koepfgen

Bruce L. Koepfgen
Chief Executive Officer and President
Janus Aspen Series

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [                ] day of [,                ,2018] by and between Janus Aspen Series, a Delaware statutory trust (the “Trust”), on behalf of Janus Henderson Global Allocation Portfolio – Moderate, a series of the Trust (the “Target Fund”), and Janus Henderson Balanced Portfolio, a series of the Trust (the “Acquiring Fund”). Janus Capital Management LLC (“JCM”) joins this agreement solely for the purpose of agreeing to be bound by Paragraph 5.

All references in this Agreement to action taken by the Target Fund or the Acquiring Fund shall be deemed to refer to action taken by the Trust on behalf of the respective portfolio series.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer by the Target Fund of all or substantially all of its assets to the Acquiring Fund, in exchange solely for Institutional Class and Service Class voting shares of beneficial interest in the Acquiring Fund (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the aggregate net asset value of the same class of shares of the Target Fund, the assumption by the Acquiring Fund of all the liabilities of the Target Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Board of Trustees of the Trust has determined that it is in the best interest of each of the Target Fund and the Acquiring Fund that assets of the Target Fund be acquired by the Acquiring Fund and the liabilities of the Target Fund be assumed by the Acquiring Fund in exchange for Institutional Class and Service Class Acquiring Fund Shares pursuant to this Agreement and in accordance with the applicable statutes of the State of Delaware, and that the interests of existing shareholders of the Target Fund or the Acquiring Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. PLAN OF REORGANIZATION

1.1        Subject to the terms and conditions herein set forth, the Trust shall (i) transfer all or substantially all of the assets of the Target Fund, as set forth in paragraph 1.2, to the Acquiring Fund, (ii) the Trust shall cause the Acquiring Fund to deliver to the Trust full and fractional Institutional Class and Service Class Acquiring Fund Shares having an aggregate net asset value equal to the value of the aggregate net assets of the same class of shares of the Target Fund as of the close of regular session trading on the New York Stock Exchange on the Closing Date, as set forth in paragraph 2.1 (the “Closing Date”) and (iii) the Trust shall cause the Acquiring Fund to assume all liabilities of the Target Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the “Closing”).

1.2        The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date. The Acquiring Fund will assume all of the liabilities, expenses, costs, charges and reserves of the Target Fund of any kind, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

1.3        The Target Fund will distribute pro rata to its shareholders of record of the applicable classes, determined as of immediately after the close of business on the Closing Date (the “Current Shareholders”), the Institutional Class and Service Class Acquiring Fund Shares received by the Trust pursuant to paragraph 1.1.

Such distribution and liquidation will be accomplished by the transfer of the Institutional Class and Service Class Acquiring Fund Shares then credited to the accounts of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Current Shareholders and representing the respective pro rata number of the Institutional Class and Service Class Acquiring Fund Shares due to such shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Trust. The Acquiring Fund shall not issue certificates representing the Institutional Class and Service Class Acquiring Fund Shares in connection with such exchange. Ownership of Institutional Class and Service Class Acquiring Fund Shares will be shown on the books of the Trust’s transfer agent. As soon as practicable after the Closing, the Trust shall take all steps necessary to effect a complete liquidation of the Target Fund.

2. CLOSING AND CLOSING DATE

2.1        The Closing Date shall be [                , 2018], or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Janus Capital Management LLC (“JCM”), 151 Detroit Street, Denver, Colorado 80206-4805, or at such other time and/or place as the parties may agree.

2.2        The Trust shall cause Janus Services LLC (the “Transfer Agent”), transfer agent of the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number, class, and percentage ownership of outstanding shares of the Target Fund owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Institutional Class and Service Class Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Trust that such Institutional Class and Service Class Acquiring Fund Shares have been credited to the accounts of the Target Fund on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3. REPRESENTATIONS AND WARRANTIES

3.1        The Trust, on behalf of the Target Fund, hereby represents and warrants to the Acquiring Fund as follows:

(i)       the Trust is duly organized and existing under its Amended and Restated Trust Instrument (the “Trust Instrument”) and the laws of the State of Delaware as a statutory business trust with transferable shares of beneficial interest commonly referred to as a “Delaware statutory trust;”

(ii)      the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Target Fund;

(iii)     the execution and delivery of this Agreement on behalf of the Target Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Target Fund (other than as contemplated in paragraph 4.1(vii)) are necessary to authorize this Agreement and the transactions contemplated hereby;

(iv)     this Agreement has been duly executed by the Trust on behalf of the Target Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors’ rights generally, and general equitable principles;

(v)      neither the execution and delivery of this Agreement by the Trust on behalf of the Target Fund, nor the consummation by the Trust on behalf of the Target Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Trust Instrument or the Bylaws of the Trust (“Bylaws”), as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound;

(vi)       if applicable, the unaudited statement of assets and liabilities of the Target Fund as of the Closing Date, determined in accordance with generally accepted accounting principles consistently applied from the prior audited period, accurately reflects all liabilities of the Target Fund as of the Closing Date;

(vii)      no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary (other than as contemplated in paragraph 4.1(vii)) for the execution and delivery of this Agreement by the Trust on behalf of the Target Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing;

(viii)     On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

(ix)       For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund: (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending on the Closing Date), for taxation as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) in each case that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a separate corporation for U.S. federal income tax purposes;

(x)        Except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund is in compliance in all material respects with the Internal Revenue Code (the “Code”) and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties with respect to such reporting and withholding requirements;

(xi)       The Target Fund has not been granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made;

(xii)      The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7T(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder;

(xiii)     Except as otherwise disclosed to the Acquiring Fund, the Target Fund has not previously been a party to a transaction that qualified as reorganization under Section 368(a) of the Code; and

(xiv)     The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in (x) through (xiii) above.

3.2        The Trust, on behalf of the Acquiring Fund, hereby represents and warrants to the Target Fund as follows:

(i)         the Trust is duly organized and existing under its Trust Instrument and the laws of the State of Delaware as a statutory business trust with transferable shares of beneficial interest commonly referred to as a “Delaware statutory trust;”

(ii)        the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Acquiring Fund;

(iii)       the execution and delivery of this Agreement on behalf of the Acquiring Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

(iv)       this Agreement has been duly executed by the Trust on behalf of the Acquiring Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors’ rights generally, and general equitable principles;

(v)        neither the execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund, nor the consummation by the Trust on behalf of the Acquiring Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Trust Instrument or the Bylaws of the Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound;

(vi)       the net asset value per share of an Institutional Class and Service Class Acquiring Fund Share as of the close of regular session trading on the New York Stock Exchange on the Closing Date reflects all liabilities of the Acquiring Fund as of that time and date;

(vii)      no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing;

(viii)     On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof; and

(ix)       For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund: (i) has elected or will elect to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify for taxation as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for U.S. federal income tax purposes.

4. CONDITIONS PRECEDENT

4.1        The obligations of the Trust on behalf of the Target Fund and the Trust on behalf of the Acquiring Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions with respect to such Reorganization:

(i)         The Trust shall have filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 under the Securities Act of 1933, as amended (the “Securities Act”) and such amendment or amendments thereto as are determined by the Board of Trustees of the Trust and/or JCM to be necessary and appropriate to effect the registration of the Institutional Class and Service Class Acquiring Fund Shares (the “Registration Statement”), and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

(ii)        Institutional Class and Service Class Acquiring Fund Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

(iii)       All representations and warranties of the Trust on behalf of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Acquiring Fund shall have received a certificate of an officer of the Trust acting on behalf of the Target Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Acquiring Fund;

(iv)       All representations and warranties of the Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Target Fund shall have received a certificate of an officer of the Trust acting on behalf of the Target Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Target Fund;

(v)        The Acquiring Fund and Target Fund shall have received an opinion, dated as of the Closing Date, of Dechert LLP, substantially to the effect that for U.S. federal income tax purposes the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code; notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph;

(vi)       The Target Fund shall have declared and paid a dividend prior to the Closing Time, which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code, computed without regard to any deduction for dividends paid), if any, plus any excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all periods up to and including the Closing Date, and all of the Target Fund’s net capital gain (as defined in Section 1222(11) of the Code), if any, for the avoidance of doubt after reduction for any usable capital loss carryforwards, recognized in all periods up to and including the Closing Date; and

(vii)      The shareholders of the Target Fund shall have approved this Agreement at a special meeting of its shareholders.

5. EXPENSES

JCM agrees that it will bear all costs and expenses of the Reorganization and transactions contemplated thereby; provided, however that the Acquiring Fund and the Target Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses that they may incur in connection with the purchase or sale of portfolio securities.

6. ENTIRE AGREEMENT

The Trust agrees on behalf of each of the Target Fund and the Acquiring Fund that this Agreement constitutes the entire agreement between the parties.

7. TERMINATION

This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Trust at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board of Trustees of the Trust, make proceeding with the Agreement inadvisable.

8. AMENDMENTS

This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

9. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

10.1      The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.2      This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

10.3      This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

10.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

10.5      It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, consultants, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust, as provided in the Trust Instrument. The execution and delivery by such officers of the Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in the Trust Instrument. The Trust is a series company with multiple series and has entered into this Agreement on behalf of each of the Target Fund and the Acquiring Fund.

10.6      The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date set forth above.

JANUS ASPEN SERIES For and on behalf of the Acquiring Fund

By:
Title:

Attest
By:
Title:

JANUS ASPEN SERIES For and on behalf of the Target Fund

By:
Title:

Attest
By:
Title:

JANUS CAPITAL MANAGEMENT, LLC

By:
Title:

Attest
By:
Title:

APPENDIX B

INVESTMENT POLICIES AND RESTRICTIONS

Non-Fundamental Investment Policies and Restrictions:

The Portfolios are subject to certain non-fundamental policies and restrictions.

The Board of Trustees has adopted additional investment restrictions, including operating policies for the Portfolios, which may be changed by the Trustees without shareholder approval. Additional restrictions include the following:

(1)	For the Acquiring Portfolio, if it is an underlying fund in a Janus Capital fund of funds, the Acquiring Portfolio may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.

(2)	The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, each Portfolio may engage in short sales other than against the box, which involve selling a security that a Portfolio borrows and does not own. The Trustees may impose limits on a Portfolio’s investments in short sales, as described in the Portfolio’s Prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

(3)	The Portfolios do not intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

(4)	A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio’s NAV, provided that this limitation does not apply to reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

(5)	The Portfolios do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolios’ investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of liquidity factors affecting the security.

(6)	The Portfolios may not invest in companies for the purpose of exercising control of management.

Under the terms of an exemptive order received from the SEC, each Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may

B-1

have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing Portfolio may be unable to repay the loan when due. While it is expected that a Portfolio may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, a Portfolio may elect to not participate in the program during times of market uncertainty or distress or for other reasons.

For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

Investment Policy Applicable to the Acquiring Portfolio:

As an operational policy, at least 25% of the assets of Acquiring Portfolio will normally be invested in fixed-income senior securities. A senior security ranks above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means the Acquiring Portfolio would be in line to receive repayment of its investment before certain of the company’s other creditors.

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APPENDIX C

ADDITIONAL INFORMATION ABOUT SHARE CLASSES OF THE ACQUIRING PORTFOLIO

With certain limited exceptions, shares of the Acquiring Portfolio are generally available only to shareholders residing in the United States and employees of Janus Henderson or its affiliates. For purposes of this policy, the Acquiring Portfolio requires that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Acquiring Portfolio.

Investors may not purchase or redeem shares of the Acquiring Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through certain qualified retirement plans. Refer to the prospectus for the participating insurance company’s separate account or your plan documents for instructions on purchasing or selling variable insurance contracts and on how to select the Acquiring Portfolio as an investment option for a contract or a qualified retirement plan.

PRICING OF ACQUIRING PORTFOLIO SHARES

The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Acquiring Portfolio’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which the Acquiring Portfolio’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by the Acquiring Portfolio may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Acquiring Portfolio’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Acquiring Portfolio’s shares.

All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Acquiring Portfolio or its agents. In order to receive a day’s price, your order must be received in good order by the Acquiring Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.

Securities held by the Acquiring Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Acquiring Portfolio uses systematic fair valuation model(s) provided by independent pricing service(s) to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Due to the subjective nature of systematic fair value pricing, the Acquiring Portfolio’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Acquiring Portfolio’s securities and the reflection of such change in the Acquiring Portfolio’s NAV, as further described in the “Excessive Trading” section of this Proxy Statement/Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”).

Portfolios that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that the Acquiring Portfolio’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Acquiring Portfolio may dilute the NAV of the Acquiring Portfolio, which negatively impacts long-term shareholders. The Acquiring Portfolio’s fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

The value of the securities of other open-end funds held by the Acquiring Portfolio, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

ADMINISTRATIVE FEES

Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Acquiring Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Acquiring Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to its customers who invest in the Acquiring Portfolio.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS HENDERSON OR ITS AFFILIATES

From its own assets, the Adviser or its affiliates may pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Acquiring Portfolio or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by the Adviser, may be substantial, and may differ for different financial intermediaries. The Adviser and its affiliates consider a number of factors in making payments to financial intermediaries.

The Adviser or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.

In addition, the Adviser or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Acquiring Portfolio. The Adviser or its affiliates may make payments to participate in intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.

The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus funds over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price a contract owner or plan participant pays for shares nor the amount that a Janus Henderson fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Acquiring Portfolio and, if applicable, when considering which share class of the Acquiring Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

PURCHASES

Purchases of shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the shares of the Acquiring Portfolio. Under certain circumstances, the Acquiring Portfolio may permit an in-kind purchase of shares. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Acquiring Portfolio’s behalf. As discussed under “Payments to financial intermediaries by the Adviser or its affiliates,” the Adviser and its affiliates may make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Acquiring Portfolio or that provide services in connection with investments in the Acquiring Portfolio. You should consider such arrangements when evaluating any recommendation of the Acquiring Portfolio.

The Acquiring Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Acquiring Portfolio is not intended for excessive trading. For more information about the Acquiring Portfolio’s policy on excessive trading, refer to “Excessive Trading.”

The Acquiring Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the shares to redeem those investments if the plan loses (or in the opinion of the Adviser, is at risk of losing) its qualified plan status.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder’s identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor’s Anti-Money Laundering Program.

In an effort to ensure compliance with this law, the Adviser’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Potential Conflicts

Although the Acquiring Portfolio does not currently anticipate any disadvantages to policy owners because the Acquiring Portfolio offers its shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with the Adviser and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Acquiring Portfolio or substitute shares of another portfolio. If this occurs, the Acquiring Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Acquiring Portfolio may refuse to sell its shares to any separate account or qualified plan or may suspend or terminate the offering of the Acquiring Portfolio’s shares if such action is required by law or regulatory authority or is in the best interests of the Acquiring Portfolio’s shareholders. It is possible that a qualified plan investing in the Acquiring Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Acquiring Portfolio. The Adviser intends to monitor such qualified plans, and the Acquiring Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Acquiring Portfolio to redeem those investments if a plan loses (or in the opinion of the Adviser is at risk of losing) its qualified plan status.

REDEMPTIONS

Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through certain qualified retirement plans. Please refer to the appropriate separate account prospectus or plan documents for details.

Shares of the Acquiring Portfolio may be redeemed on any business day on which the Acquiring Portfolio’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Acquiring Portfolio or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.

The Acquiring Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Acquiring Portfolio to redeem its shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Large Shareholder Redemptions

Certain large shareholders, such as other portfolios, participating insurance companies, accounts, and Janus Henderson affiliates, may from time to time own (beneficially or of record) or control a significant percentage of the Acquiring Portfolio’s shares. Redemptions by these large shareholders of their holdings in the Acquiring Portfolio may cause the Acquiring Portfolio to sell securities at times when it would not otherwise do so, which may negatively impact the Acquiring Portfolio’s NAV and liquidity. Similarly, large Acquiring Portfolio share purchases may adversely affect the Acquiring Portfolio’s performance to the extent that the Acquiring Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A large shareholder purchase or redemption may also increase transaction costs. In addition, a large redemption could result in the Acquiring Portfolio’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Acquiring Portfolio’s expense ratio.

Redemptions In-Kind

Shares normally will be redeemed for cash, although the Acquiring Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, the Acquiring Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Acquiring Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Acquiring Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If the Acquiring Portfolio makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Acquiring Portfolio for cash redemptions.

While the Acquiring Portfolio may pay redemptions in-kind, the Acquiring Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If the Acquiring Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Acquiring Portfolio’s NAV and may increase brokerage costs.

EXCESSIVE TRADING

Excessive and Short-Term Trading Policies and Procedures

The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Acquiring Portfolio shares (“excessive trading”). The Acquiring Portfolio is intended for long-term investment purposes, and the Acquiring Portfolio will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Acquiring Portfolio’s excessive trading policies and procedures may be cancelled or rescinded by the Acquiring Portfolio by the next business day following receipt by the Acquiring Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Acquiring Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Acquiring Portfolio’s shares by multiple investors are aggregated by the intermediary and presented to the Acquiring Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Acquiring Portfolio and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

The Janus Henderson funds attempt to deter excessive trading through at least the following methods:

•	trade monitoring; and
•	fair valuation of securities as described under “Pricing of Portfolio Shares.”

The Acquiring Portfolio monitors for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who is identified as having a pattern of short-term trading. The Acquiring Portfolio at all times reserves the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Acquiring Portfolio. For example, the Acquiring Portfolio may refuse a purchase order if the portfolio managers believe they would be unable to invest the money effectively in accordance with the Acquiring Portfolio’s investment policies or the Acquiring Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

The Acquiring Portfolio’s Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days’ notice to shareholders of that fund.

Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Acquiring Portfolio’s excessive trading policies and procedures and may be rejected in whole or in part by the Acquiring Portfolio. The Acquiring Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Acquiring Portfolio, and thus the Acquiring Portfolio may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Acquiring Portfolio’s excessive trading policies may be cancelled or revoked by the Acquiring Portfolio by the next business day following receipt by the Acquiring Portfolio.

In an attempt to detect and deter excessive trading in omnibus accounts, the Acquiring Portfolio or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Acquiring Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Acquiring Portfolio’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

Generally, the Acquiring Portfolio’s excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson mutual funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.

The Acquiring Portfolio’s policies and procedures regarding excessive trading may be modified at any time by the Acquiring Portfolio’s Trustees.

Excessive Trading Risks

Excessive trading may present risks to the Acquiring Portfolio’s long-term shareholders. Excessive trading into and out of the Acquiring Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Acquiring Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Acquiring Portfolio’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Acquiring Portfolio, which negatively impacts long-term shareholders. Although the Acquiring Portfolio has adopted valuation policies and procedures intended to reduce the Acquiring Portfolio’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the Acquiring Portfolio.

Although the Acquiring Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Proxy Statement/Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Acquiring Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Acquiring Portfolio and its agents. This makes the Acquiring Portfolio’s identification of excessive trading transactions in the Acquiring Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of the Acquiring Portfolio. Although the Acquiring Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Acquiring Portfolio cannot eliminate completely the possibility of excessive trading.

Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Acquiring Portfolio.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Henderson and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

•	Full Holdings. The Acquiring Portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Acquiring Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Acquiring Portfolio holdings consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Acquiring Portfolio at https://en-us.janushenderson.com/advisor/variable-insurance.

The Acquiring Portfolio may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.

•	Top Holdings. The Acquiring Portfolio’s top portfolio holdings, in order of position size and as a percentage of the Acquiring Portfolio’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

•	Other Information. The Acquiring Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top equity performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top/ bottom fixed-income issuers ranked by performance attribution, including the percentage of attribution to Portfolio performance, average Acquiring Portfolio weighting, and other relevant data points, may be provided monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

Full portfolio holdings will remain available on the Janus Henderson websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The Adviser may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by the Adviser’s Chief Investment Officer(s) or their delegates. All exceptions shall be preapproved by the Chief Compliance Officer or his designee. Such exceptions may be made without prior notice to shareholders. A summary of the Acquiring Portfolio’s holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Acquiring Portfolio’s SAI, which is incorporated by reference herein.

CLOSED FUND POLICIES

The Acquiring Portfolio may limit sales of its shares to new investors. If sales of the Acquiring Portfolio are limited, it is expected that existing shareholders invested in the Acquiring Portfolio would be permitted to continue to purchase shares through their existing Acquiring Portfolio account and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed portfolio’s prospectuses.

SHAREHOLDER COMMUNICATIONS

Statements and Reports

Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Acquiring Portfolio. These reports show the Acquiring Portfolio’s investments and the market value of such investments, as well as other information about the Acquiring Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust’s fiscal year ends December 31.

DISTRIBUTIONS

To avoid taxation of the Acquiring Portfolio, the Internal Revenue Code requires the Acquiring Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Acquiring Portfolio’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long shares of the Acquiring Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single portfolio.

Distribution Schedule

Dividends for the Acquiring Portfolio are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for the Acquiring Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well. Distributions of net investment income and net capital gains, if any, are automatically reinvested in additional shares of the Acquiring Portfolio.

How Distributions Affect the Acquiring Portfolio’s NAV

Distributions are paid to shareholders as of the record date of a distribution of the Acquiring Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Acquiring Portfolio’s daily NAV. The share price of the Acquiring Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Acquiring Portfolio declared a dividend in the amount of $0.25 per share. If the Acquiring Portfolio’s share price was $10.00 on December 30, the Acquiring Portfolio’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

TAXES

As with any investment, you should consider the tax consequences of investing in the Acquiring Portfolio. The following is a brief and general discussion of certain U.S. federal income tax consequences of investing in the Acquiring Portfolio. The discussion does not apply to qualified tax-deferred accounts or other non-taxable entities or to non-U.S. investors, nor is it a complete analysis of the U.S. federal income tax implications of investing in the Acquiring Portfolio. You should consult your tax adviser regarding the effect that an investment in the Acquiring Portfolio may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.

Taxes on Distributions

Because shares of the Acquiring Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Acquiring Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if withdrawals are made from a retirement plan before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

Taxation of the Acquiring Portfolio

Dividends, interest, and some capital gains received by the Acquiring Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Acquiring Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Acquiring Portfolio.

The Acquiring Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, because the shares of the Acquiring Portfolio are sold in connection with variable insurance contracts, the Acquiring Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code. Portfolios that invest in partnerships may be subject to state tax liabilities.

APPENDIX D

GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolios may invest, as well as some general investment terms. The Portfolios may invest in these instruments to the extent permitted by their investment objective and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Proxy Statement/Prospectus.

EQUITY AND DEBT SECURITIES

Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity “weighted” according to the percentage of net assets that it represents.

Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio’s NAV.

Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).

Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Portfolio with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.

Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”

Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Mortgage dollar rolls are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

FUTURES, OPTIONS, AND OTHER DERIVATIVES

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.

Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Portfolio engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Inflation-linked swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

Cash sweep program is an arrangement in which a Portfolio’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.

Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Portfolios are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a portfolio that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified.

Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Portfolio’s total assets in an industry or group of industries.

Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Portfolio increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Portfolio to certain risks. Leverage can magnify the effect of any gains or losses, causing a Portfolio to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Portfolio to leveraged market exposure to commodities. In addition, a Portfolio’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Portfolio to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.

Net long is a term used to describe when a Portfolio’s assets committed to long positions exceed those committed to short positions.

Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

Short sales in which a Portfolio may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting JW Marriott, 150 Clayton Lane, Denver, CO 80206 on March 22, 2018 Please detach at perforation before mailing. PROXY JANUS ASPEN SERIES JANUS HENDERSON GLOBAL ALLOCATION PORTFOLIO – MODERATE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 22, 2018 This Proxy is solicited on behalf of the Trustees of Janus Henderson Global Allocation Portfolio – Moderate. The undersigned, revoking any previous proxies, hereby appoints Bruce Koepfgen, Jesper Nergaard, and Kathryn Santoro or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) of Janus Henderson Global Allocation Portfolio – Moderate (the “Target Portfolio”),a series of the Trust, to be held at the JW Marriott, 150 Clayton Lane, Denver, Colorado, 80206 on March 22, 2018 at 10:00 a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment. Receipt of the Notice of a Special Meeting and the accompanying Proxy Statement/Prospectus are hereby acknowledged. The shares of Janus Henderson Global Allocation Portfolio – Moderate represented hereby will be voted as indicated or FOR the proposal if no choice is indicated. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. JHG_29546_121317

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for Janus Henderson Global Allocation Portfolio – Moderate Special Meeting of Shareholders to Be Held on March 22, 2018. The Proxy Statement/Prospectus for this Meeting is available at: https://www.proxy-direct.com/jas-29546 IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. When this Proxy Card is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this Proxy Card will be voted “FOR” the Proposal set forth below. + TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:                X A    Proposal THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL. FOR                AGAINST    ABSTAIN 1. Approve an Agreement and Plan of Reorganization (the “Plan”), which provides for the transfer of all or ☐ ☐ ☐ substantially all of the assets of the Janus Henderson Global Allocation Portfolio – Moderate (“Target Portfolio”) to Janus Henderson Balanced Portfolio (the “Acquiring Portfolio”) in exchange for shares of beneficial interest of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio. B     Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below    Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box /                / 608999900109999999999 + xxxxxxxxxxxxxx                JHG1 29546                M    xxxxxxxx

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting JW Marriott, 150 Clayton Lane, Denver, CO 80206 on March 22, 2018 Please detach at perforation before mailing. VOTING INSTRUCTION CARD    JANUS ASPEN SERIES JANUS HENDERSON GLOBAL ALLOCATION PORTFOLIO – MODERATE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 22, 2018 INSURANCE COMPANY DROP IN The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in Janus Henderson Global Allocation Portfolio – Moderate (the “Fund”). Receipt of the Notice of a Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Janus Henderson Global Allocation Portfolio – Moderate represented hereby will be voted as indicated or FOR the proposal if no choice is indicated. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476 PLEASE SIGN, DATE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE. JHG_29546_121317_VI

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for Janus Henderson Global Allocation Portfolio – Moderate Special Meeting of Shareholders to Be Held on March 22, 2018. The Proxy Statement/Prospectus for this Meeting is available at: https://www.proxy-direct.com/jas-29546 IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS CARD Please detach at perforation before mailing. When this Voting Instruction Card is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this Voting Instruction Card will be voted “FOR” the Proposal set forth below. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:                X A    Proposal THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL. FOR                AGAINST    ABSTAIN 1. Approve an Agreement and Plan of Reorganization (the “Plan”), which provides for the transfer of all or ☐ ☐ ☐ substantially all of the assets of Janus Henderson Global Allocation Portfolio – Moderage (“Target Portfolio”) to Janus Henderson Balanced Portfolio (the “Acquiring Portfolio”) in exchange for shares of beneficial interest of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio. B     Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below    Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box /                / 608999900109999999999 +     xxxxxxxxxxxxxx                JHG2 29546                M    xxxxxxxx

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2018

Relating to the acquisition of the assets of

Janus Henderson Global Allocation Portfolio – Moderate

by and in exchange for shares of beneficial interest of

Janus Henderson Balanced Portfolio,

each a series of Janus Aspen Series

151 Detroit Street

Denver, Colorado 80206-4805

1-877-335-2687 (if you hold shares through a plan sponsor,

broker-dealer, or other intermediary)

This Statement of Additional Information (the “SAI”) expands upon and supplements the information contained in the Proxy Statement/Prospectus dated January 29, 2018. The Proxy Statement/Prospectus is being furnished to shareholders of Janus Henderson Global Allocation Portfolio – Moderate (the “Target Portfolio”) in connection with the reorganization of the Target Portfolio with and into Janus Henderson Balanced Portfolio (the “Acquiring Portfolio”), pursuant to which all or substantially all of the assets and liabilities of the Target Portfolio would be transferred to the Acquiring Portfolio in exchange for shares of beneficial interest of the Acquiring Portfolio (the “Merger”).

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. A copy of the Proxy Statement/Prospectus may be obtained without charge by contacting Janus Aspen Series at 151 Detroit Street, Denver, Colorado 80206-4805 or by telephoning Janus Henderson toll-free at 1-877-335-2687.

This SAI consists of: (i) this cover page and (ii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein:

1.

Each Portfolio’s Statement of Additional Information for Service Shares and Institutional Shares, filed in Post-Effective Amendment No. 81 to Janus Aspen Series’ registration statement of Form N-1A (File Nos. 811-07736 and 033-63212) (Accession No. 0001193125-17-148956), dated May 1, 2017 as supplemented;

2.	Each Portfolio’s Semi-Annual Report, filed on Form N-CSRS (File No. 811-07736), for the semi-annual period ended June 30, 2017, as filed on August 29, 2017 (Accession No. 0000906185-17-000016);

3.	Each Portfolio’s Annual Report, filed on Form N-CSR (File No. 811-07736), for the fiscal year ended December 31, 2016, as filed on March 2, 2017 (Accession No. 0000906185-17-000003); and

No pro forma financial statements showing the effect of the proposed Merger of the Target Portfolio into the Acquired Portfolio, as required pursuant to Rule 11-01 of Regulation S-X, are included in this SAI, as the Target Portfolio’s net assets do not exceed 10% of the Acquiring Portfolio’s net assets as of a date within 30 days of the filing of the SAI with the SEC.

As described in the Proxy Statement/Prospectus, upon the closing of the Merger, each owner of Institutional Shares or Service Shares of the Target Portfolio will become a shareholder of the corresponding class of shares of the Acquiring Portfolio. Information about the Acquiring Portfolio is provided in the Proxy Statement/Prospectus.